File  Nos. 333-137411/811-08052

	               SECURITIES AND EXCHANGE COMMISSION
	                    Washington, D.C.  20549
	                            FORM N-4

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	      	 [X]
	Pre-Effective Amendment No.  				 	 [ ]
	Post-Effective Amendment No.  5				 	 [X]

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	 [X]
	                          Amendment No.  64			 [X]
	                 (Check appropriate box or boxes.)

	                 SYMETRA SEPARATE ACCOUNT C
                     --------------------------------------
	                      (Exact Name of Registrant)

	                Symetra Life Insurance Company
                     --------------------------------------
	                         (Name of Depositor)

777 108th Ave NE, Suite 1200, Bellevue, WA                              98004
--------------------------------------------------                 ------------
(Address of Depositor's Principal Executive Offices)                (Zip Code)

     Depositor's Telephone Number, including Area Code (425) 256-8000

	            Name and Address of Agent for Service
                ---------------------------------------------
	                    Jacqueline M. Veneziani
	                777 108th Ave NE, Suite 1200
	                  Bellevue, Washington 98004
	                         (425) 256-5026



                       Approximate date of Proposed Public Offering:
As Soon as Practicable after the effective date of this registration statement.

If appropriate, check the following:
______________	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


It is proposed that this filing will become effective:

[ ]Immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]On _____, 2008, pursuant to paragraph (b) of Rule 485
[X]60 days after filing pursuant to paragraph (a) of Rule 485
[ ]On __________________________pursuant to paragraph (a) of Rule 485



Title of Securities Being Registered:  Individual Flexible Premium
					Variable Annuity Contracts

Symetra Focus
Variable Annuity
issued by
SYMETRA SEPARATE
ACCOUNT C
and
SYMETRA LIFE
INSURANCE COMPANY
This prospectus describes an individual flexible premium deferred variable annuity contract, the Symetra Focus Variable Annuity Contract, and contains important information. Please read it before investing and keep it on file for future reference. This prospectus does not constitute an offering in any jurisdiction in which the contract may not lawfully be sold.

Investment in a variable annuity contract is subject to risks, including the possible loss of principal. The contracts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.






Dated:  September 1, 2008

You can allocate your contract cash value to Symetra Separate Account C ("Separate Account"), which invests in the Sub-accounts listed here. The Portfolio prospectuses for each of the Sub-accounts available through the Separate Account should be read in conjunction with this prospectus and, if not included with this prospectus, are available by request at no charge.

To learn more about the Symetra Focus Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2008. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally part of the prospectus. You may request a free copy of the SAI, a paper copy of this prospectus (if you have received it in an electronic format) or a prospectus for any of the underlying Portfolios, by calling us at 1-800-796-3872 or writing us at: PO Box 3882, Seattle, WA
8124-3882. The table of contents for the SAI can be found at the end of this prospectus. The SEC maintains a website at http://www.sec.gov that contains the SAI,material incorporated by reference, and other information regarding companies that file electronically.








			DWS INVESTMENTS VIT FUNDS
-	DWS Small Cap Index VIP - Class A Shares

FIDELITY[registered trademark symbol] VARIABLE INSURANCE PRODUCTS
-	Fidelity VIP Index 500 Portfolio - Initial Class
-	Fidelity VIP Money Market Portfolio - Initial Class

IBBOTSON ETF ALLOCATION SERIES
-	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio - Class I
-	Ibbotson Balanced ETF Asset Allocation Portfolio - Class I
-	Ibbotson Conservative ETF Asset Allocation Portfolio - Class I
-	Ibbotson Growth ETF Asset Allocation Portfolio - Class I
-	Ibbotson Income and Growth ETF Asset Allocation Portfolio - Class I

VANGUARD[registered trademark symbol] VARIABLE INSURANCE FUND PORTFOLIOS
-	Vanguard VIF - Balanced Portfolio
-	Vanguard VIF - High Yield Bond Portfolio
-	Vanguard VIF - International Portfolio
-	Vanguard VIF - Mid-Cap Index Portfolio
-	Vanguard VIF - REIT Index Portfolio
-	Vanguard VIF - Total Bond Market Index Portfolio
-	Vanguard VIF - Total Stock Market Index Portfolio

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TABLE OF CONTENTS					Page
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DEFINED TERMS

SUMMARY

FEE TABLE

EXAMPLES

	1.	THE ANNUITY CONTRACT
	Owner
	Annuitant
	Payee
	Beneficiary
	Assignment

	2.	ANNUITY PAYMENTS (INCOME PHASE)
	Changing Sub-accounts During the Income Phase

	3.	PURCHASE
	Purchase Payments
	Allocation of Purchase Payments
	Accumulation Units
	Right to Examine

	4.	SUB-ACCOUNT OPTIONS
	Sub-account Options
	Changes to the Sub-accounts
	Compensation We Receive From Portfolios
	Voting Rights
	Transfers
	Scheduled Transfers
		Dollar Cost Averaging
		Appreciation Sweep
		Sub-account  Rebalancing
	Limits on Excessive Transfers and Market Timing Activity

	5.	CHARGES & EXPENSES
	Insurance Charges
	Optional Benefit Charges
	Annual Administration Maintenance Charge
	Surrender Charge
	Free Withdrawal Amount
	Waiver of Surrender Charges Upon Healthcare
		Confinement
	Withdrawal Charge
	Transfer Charge
	Premium Taxes
	Income or Other Taxes
	Portfolio Expenses

	6.	TAXES
	Annuity Contracts in General
	Death Benefits
	Qualified Contracts
	Withdrawals from Roth IRAs and Roth TSAs
	Withdrawal for Investment Adviser Fees
	Non-qualified Contracts
	Taxation of Annuity Payments
	Optional Benefit Riders - Non-Qualified Contracts
	Effect of Civil Unions
	Exchanges
	Diversification/Ownership
	Tax Withholding
	Federal Estate Taxes
	Generation-Skipping Transfer Tax
	Annuity Purchases By Non-Resident Aliens and Foreign
		Corporations
	Foreign Tax Credits
	Possible Tax Law Changes

	7.	ACCESS TO YOUR MONEY
	Surrendering Your Contract
	Repetitive Withdrawals
	Withdrawal Restrictions
	Minimum Value Requirements

	8.	OPTIONAL LIVING BENEFIT RIDERS
	Capital Preservation  Rider
	Guaranteed Long Life Benefit Rider

	9.	DEATH BENEFIT & OPTIONAL DEATH BENEFIT RIDER
	Standard Death Benefit and Age Extension Rider
	Payment of Death Benefit
	Death During the Accumulation Phase
	Death During the Income Phase

	10.	OTHER INFORMATION
	Symetra Life
	Separate Account
	Changes to the Separate Account
	Distribution (Principal Underwriter)
	Amendments to the Contract
	Legal Proceedings
	Right to Suspend Annuity Payments, Transfers, or Withdrawals Reduction of Charges or Additional Amounts Credited
	Website Information
	Financial Statements

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A:  CALCULATION OF SURRENDER AND WITHDRAWAL CHARGES

APPENDIX B:  ACCUMULATION UNIT VALUE HISTORY

                              DEFINED TERMS

We have used simple, clear language as much as possible in this prospectus. However, by the very nature of the contracts certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase	The period between the date we allocate your first
			Purchase Payment and the Annuity Date. During this phase, you can invest money in your contract.

Accumulation Unit	A unit of measure we use to calculate the value in a
			Sub-account during the Accumulation Phase.

Annuitant		The natural person on whose life annuity payments
			for this contract are based. You are the Annuitant unless you designate someone else before the Annuity Date.

Annuity Date		The date annuity payments begin under an annuity
			option. This date must be before the maximum annuitization date specified in your contract.

Annuity Unit 		A unit of measure we use to calculate the value of
			variable annuity payments during the Income Phase.

Beneficiary		The person or entity designated to receive any
			contract benefits upon the Owner's death.

Business Day 		Any day the New York Stock Exchange  is open for
			regular trading.

Contract Date		The Business Day your initial Purchase Payment and
			all required information are received at Symetra Life.
			The Contract Date is identified on the contract data page.

Contract Value		The sum of the value of the Sub-accounts
			attributable to your contract.

Contract Year		A 12-month period starting on the Contract Date
			and each anniversary of that date.

Guaranteed Term		The term elected for the Capital Preservation  Rider.

Income Phase 		The period beginning on the Annuity Date during
			which the Payee receives annuity payments.

Long Life Benefit 	The natural person whose life the Long Life
Annuitant		Benefit Payments are based.  The Long Life Benefit
			Annuitant must be the same as the Owner, unless the contract is owned by a non-natural Owner, then the Long Life Benefit Annuitant must be the initial Annuitant.

Long Life Benefit	The date of the first Long Life Benefit Payment.
 Commencement Date

Long Life Benefit 	Monthly payments under the Guaranteed Long Life
Payment			Benefit Rider that begin on the Long Life Benefit
			Commencement Date and continue as long as the Long
			Life Benefit Annuitant is alive.

NYSE			The New York Stock Exchange.

Net Investment Factor	A unit of measure we use in calculating the daily
			change in Accumulation Unit value for each Sub-account.

Owner 			The person or legal entity entitled to exercise
			all rights and privileges under the contract. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the contract. Any reference to Owner in this prospectus includes any joint Owner.

Payee			The person or persons designated by you to receive
			annuity payments and, if applicable, Long Life Benefit Payments under the contract.

Portfolios 		The variable investment options in which the
			corresponding Sub-accounts invest.

Purchase Payment 	An amount paid to Symetra Life for allocation under
			the contract, less any premium tax due at the time the payment is made.

Separate Account	Symetra Separate Account C, a segregated asset
			account established under Washington law.

Sub-account		A division of the Separate Account for which
			Accumulation Units and Annuity Units are separately maintained. Each Sub-account invests exclusively in a particular Portfolio. Your contract generally refers to "Portfolios" when referring to Sub-accounts.

-------------------------------------------------------------------------------
                                    SUMMARY
-------------------------------------------------------------------------------
Topics in this Summary correspond to sections in the prospectus which discuss them in more detail.


-------------------------------------------------------------------------------
THE ANNUITY CONTRACT
-------------------------------------------------------------------------------

The prospectus describes generally applicable provisions of the annuity contract. You should refer to your contract for any variations required by your state. The provisions of your contract control if inconsistent with any of the provisions in the prospectus.

The annuity contract (the "contract") is an agreement between you, the Owner, and Symetra Life Insurance Company ("Symetra Life", "we", and "us"). It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. The contract provides for a guaranteed income or a death benefit. You should not buy the contract if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in.

You may divide your money among the Sub-accounts available under the contract. Each Sub-account purchases the share of a corresponding underlying Portfolio. The value of the Sub-accounts can fluctuate up or down based on the investment performance of the underlying investments. Your investment in the Sub-accounts is not guaranteed and you may lose money. Your choices for the various Sub-accounts are found in Section 4.

The contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Earnings accumulate on a tax-deferred basis and are treated as income when you make a withdrawal. Your earnings or losses are based on the investment performance of the Sub-accounts you selected. During the Income Phase, the Payee (you or someone you choose) will receive payments from your annuity.

The amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of payments during the Income Phase.

We offer other variable annuity contracts that have different features. However, these other contracts also have different charges that would affect your Sub-account performance and Contract Value. To obtain more information about these other contracts, contact our Home Office, at the contact information shown below under "Inquiries."

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ANNUITY PAYMENTS (INCOME PHASE)
-------------------------------------------------------------------------------

You can select from one of five payment options: Life Annuity; Life Annuity with Guaranteed Period; Joint and Survivor Life Annuity; Joint and Survivor Life Annuity with Guaranteed Period, or Period Certain Annuity. This election cannot be changed once you switch to the Income Phase. However, switching to the Income Phase does not affect the available investment options under a variable annuity option. You can choose to have fixed or variable payments, or both, for all options other than period certain options. You may choose only fixed payments for Period Certain Annuity options. Any portion of annuity payments that you elect to have as variable payments will be based on investment in the Sub-accounts and will vary in amount depending on investment performance.

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PURCHASE
-------------------------------------------------------------------------------


You can buy the contract with $10,000. You can add $10,000 or more as often as you like during the Accumulation Phase. Any Purchase Payment in excess of $1 million dollars requires our prior approval.

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INVESTMENT OPTIONS
-------------------------------------------------------------------------------

Currently, this contract offers 15 Portfolios through the Sub-accounts of Separate Account C. Depending upon market conditions, you can make or lose money in any of these Sub-accounts. We reserve the right to add, combine, restrict or remove any Sub-account available as an investment option under our contract.

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CHARGES & EXPENSES
-------------------------------------------------------------------------------

The contract has insurance features and investment features, and there are costs related to each.

We deduct insurance charges which equal a maximum of 1.35% annually of the average daily net assets of each Sub-account. The insurance charges are deducted daily and include: a mortality and expense risk charge which equals a maximum of 0.95% annually, and an asset related administration charge which equals a maximum of 0.40% annually.

Each Contract Year, we deduct an annual administration maintenance charge from your contract. The current charge is $40 and is waived if the value of your contract is $50,000 or more. The maximum charge is $50.

If you take more than 10% of your Contract Value out in a Contract Year, you may be assessed a surrender charge. The amount of this charge depends upon the length of time each Purchase Payment has been in your contract.
The charge is based upon the amount withdrawn and starts at 7% from the date the Purchase Payment is made and declines until the eighth and later years of each Purchase Payment when there is no charge.

A separate withdrawal charge equal to $25 may apply to each withdrawal after the first in a Contract Year.

You can transfer between Sub-accounts up to 12 times per Contract Year free of a transfer charge. A transfer charge equal to the lesser of $10 or 2% of the amount being transferred may apply to each additional transfer. Your transfers may be limited, however, by market timing and excessive trading policies and procedures.

In a limited number of states there is a premium tax of up to 3.5%, depending upon the state. In this case, a premium tax charge for the payment of these taxes may be deducted.

There are also annual Portfolio expenses which vary depending upon the Portfolios you select. In 2007, these expenses ranged from 0.10% to 0.66%, after any fee waivers or expense reimbursements.
If you elect one or more of the optional benefit riders, we will deduct an additional charge. This charge will vary depending upon which optional benefit rider(s) you have elected. If you elect the Guaranteed Minimum Death Benefit - Age Extension ("GMDB - Age Extension"), we will deduct, on an annual basis, an additional charge of 0.10% of  the average daily net assets
of each Sub-account.   If you elect the Capital Preservation Rider ("CPR"),
we will deduct currently, on an annual basis, 0.95% for a 7-year guaranteed term and 0.60% for a 10-year guaranteed term, of the average daily net assets of each Sub-account. The maximum charge, on an annual basis, is equal to 2.25% for a 7-year guaranteed term and 1.75% for a 10-year guaranteed term. If you elect the Guaranteed Long Life Benefit Rider ("GLLB Rider") we will deduct an additional charge for the first 10 Contract Years. The charge is expressed as a percentage of the first year Purchase Payments and varies by the Long Life Benefit Annuitant's age and sex, the deferral period, the Long Life Benefit Payment, and the amount of the first year Purchase Payments. This charge is shown in your contract because it varies based on the effective date of the contract. It will never be greater than the maximum charge of 5% of the Purchase Payments made to your contract in the first Contract Year. The Fee Table following this Summary show the various expenses you will incur directly and indirectly by investing in the contract. There are situations where all or some of the Owner transaction expenses do not apply. See
Section 5 - Charges & Expenses for a more detailed discussion.

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TAXES
-------------------------------------------------------------------------------

This description generally refers to the taxation of non- qualified contracts which are contracts issued outside of a qualified retirement plan. Generally, earnings and amounts equal to Purchase Payments are not taxed until you withdraw them from the contract. During the Accumulation Phase, if you take a withdrawal from a non-qualified contract you are taxed first on earnings. Earnings are taxed as ordinary income and do not qualify for lower rates applicable to long term capital gains and corporate dividends.
Contracts issued in connection with certain retirement plans generally will result in taxable income even if there are no earnings in the contract. If you are younger than 59 1/2 when you withdraw money from the contract, you may be charged a 10% penalty on the taxable amount. During the Income Phase, annuity payments are considered partly a return of your original investment and partly earnings, and are taxed in the year received.

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ACCESS TO YOUR MONEY
-------------------------------------------------------------------------------

You may withdraw money at any time during the Accumulation Phase unless you are restricted by requirements of a retirement plan. Each Contract Year, you can take up to 10% of the Contract Value without paying a surrender charge. Amounts in excess of 10% may be subject to a surrender charge. This charge varies based on the ages of your particular Purchase Payments. You may have to pay income taxes and tax penalties on any money you withdraw from the contract.

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PERFORMANCE
-------------------------------------------------------------------------------

The value of your contract will vary up or down depending upon the investment performance of the Sub-accounts you choose. Past performance is not a guarantee of future results.

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DEATH BENEFIT & OPTIONAL DEATH BENEFIT RIDER
-------------------------------------------------------------------------------

If you die prior to the Income Phase, we will pay a death benefit as described in Section 9 - Death Benefit & Optional Death Benefit Rider. The standard death benefit is designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on your death benefit. The standard death benefit is provided through age 74 at no extra cost to you. If you are age 74 or younger at the time of death, the standard death benefit is equal to the greater of your Contract Value or 100% of your Purchase Payment minus applicable withdrawals and associated charges. If you are age 75 or older at the time of death, the standard death benefit is equal to your Contract Value. You may also elect an optional death benefit at the time you purchase your Contract. The Guaranteed Minimum Death Benefit Age Extension rider is also designed to protect your Contract Value from poor investment performance after age 74 by allowing you to extend the death benefit protection until age 95. See
Section 9 - Death Benefit & Optional Death Benefit Rider for more information.

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OPTIONAL LIVING BENEFIT RIDERS
-------------------------------------------------------------------------------

If approved in your state, there are two optional living benefit riders available under this contract. You can elect one or both riders at the time of purchase.

You may purchase the Capital Preservation Rider ("CPR") on the date you purchase your contract or on any contract anniversary. The CPR provides for an additional amount to be added to your Contract Value at the end of either a 7- or 10-year term ("Guaranteed Term"), as chosen by you, if, at the end of the term, the Contract Value is less than a specified amount ("Guaranteed Base"). Each withdrawal, including the surrender charge, GLLB Rider charge (if applicable), and withdrawal charge, during the Guaranteed Term will reduce the Guaranteed Base. Withdrawals may reduce your Guaranteed Base by more than the dollar amount of the withdrawal. The CPR is designed to protect you from poor investment performance while you are living. Under this rider, your investment allocations will be limited and you must allocate all your Purchase Payments and Contract Value to the Sub-accounts designated under this rider. The allocations required for this rider may not be
appropriate for all investment needs.   See Section 8 - Optional Living
Benefit Riders for more information.

You may also purchase the Guaranteed Long Life Benefit rider ("GLLB Rider") on the date you purchase the contract. The rider is not available for "qualified contracts," as described below. The GLLB Rider guarantees that if the Long Life Benefit Annuitant is alive on the Long Life Benefit Commencement Date, we will make periodic payments as long as the Long Life
Benefit Annuitant is living.   The Long Life Benefit Payments are separate
from and in addition to any annuity payments if you choose to annuitize your contract. See Section 8 - Optional Living Benefit Riders for more information. The GLLB Rider is available only for contracts owned by one Owner. If the contract is owned by a non-natural Owner, only one Long Life Benefit Annuitant may be named, and the Long Life Benefit Annuitant must be the initial Annuitant.

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OTHER INFORMATION
-------------------------------------------------------------------------------

Right to Examine. If you cancel the contract within 10 days after receiving it (or any longer period that is required in your state), we will send your money back without assessing a surrender charge or any other charges. You will receive:

-	whatever your contract is worth on the day we receive your request
	which may be more or less than your original Purchase Payment;

-	a return of Purchase Payments; or

-	the greater of the two, depending on state law requirements or if
	your contract is an Individual Retirement Annuity ("IRA"), ROTH IRA, SIMPLE IRA or SEP IRA.

Transactions.  Under the following strategies, you can initiate transfers or withdrawals as desired or schedule them in advance. These are available at no additional charge.
-	Dollar Cost Averaging: You may elect to automatically transfer a set
	amount from any Sub-account to any of the other Sub-accounts monthly or quarterly. This feature attempts to achieve a lower average cost per unit over time.

-	Appreciation Sweep: If your balance in the Fidelity VIP Money Market
	Portfolio is at least $10,000, you may elect to have interest from earnings (if any) from the Fidelity VIP Money Market Portfolio automatically swept monthly, quarterly, semi-annually, or annually into any other Sub-account of your choice.

-	Sub-account Rebalancing: If your Contract Value equals or exceeds
	$10,000, you may elect to have each Sub-account rebalanced quarterly, semiannually, or annually to maintain your specified allocation percentages.

-	Repetitive Withdrawals: You may elect to receive monthly, quarterly,
	or annual checks during the Accumulation Phase. Any money you receive may result in contract charges, income taxes, and tax penalties.

Qualified Contracts. You may purchase the contract as an Individual Retirement Annuity ("IRA"), Roth IRA, SIMPLE IRA, SEP IRA, Tax Sheltered Annuity ("TSA"), Roth TSA or Deferred Compensation Plan ("457"), which we also refer to as qualified contracts because they are qualified to provide you certain tax deferral features under the Internal Revenue Code. You do not have to purchase an annuity contract to obtain the same type of tax deferral as provided by other qualified retirement arrangements. However, the contract provides features and benefits not provided by such other arrangements. There are costs and expenses under the contract related to these benefits and features. You should consult your tax advisor to determine whether the use of the contract within a qualified retirement plan is an appropriate investment for you. Access to amounts held in qualified contracts may be restricted or prohibited.

Exchanges. It may not be in your best interest to surrender an existing annuity contract or to exchange one annuity contract for another in a "tax-free" exchange under Section 1035 of the Internal Revenue Code of 1986, as amended, in connection with a purchase of the contract. You should compare both contracts carefully. There may be a surrender charge on your old contract, there will be a new surrender charge period under this contract, other charges may be higher (or lower), and the benefits will probably be different. You should not exchange another annuity contract for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest and not just better for the person trying to sell you this contract (that person will generally be paid a commission if you buy this contract through an exchange or otherwise).

State Variations.   Certain provisions of the contract may be different from
the general description in this prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your contract for specific variations since any such state variations will be included in your contract or in riders or endorsements attached to your contract. See your agent or contact us for specific information that may be applicable to your state.

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INQUIRIES
-------------------------------------------------------------------------------

If you need more information, please contact us at our "Home Office":

Symetra Life Insurance Company
777 108th Ave. NE, Suite 1200
Bellevue, WA 98004

1-800-796-3872
http://www.symetra.com



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                                FEE TABLE

The purpose of the Fee Table is to show you the various fees and expenses you will incur directly and indirectly by buying, owning, and surrendering the contract. The Fee Table reflects the expenses of the Separate Account as well as the Portfolios.
-------------------------------------------------------------------------------

The Owner Transaction Expenses table describes the fees and expenses that you will pay when you make withdrawals or transfer money between investment options. State Premium Taxes may also be deducted.

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OWNER TRANSACTION EXPENSES 		  AMOUNT DEDUCTED
-------------------------------------------------------------------------------
SURRENDER CHARGE(1)(2)(3)		  Years Elapsed: 0  1  2  3  4  5  6  7
(As a percentage of the Purchase Payment
 withdrawn based on complete years 	  Percentage:    7% 7% 7% 6% 6% 5% 4% 0%
 elapsed since the receipt of the
 Purchase Payment)
-------------------------------------------------------------------------------
WITHDRAWAL CHARGE (4)
(Assessed for each withdrawal after
the first withdrawal in a Contract Year)			$25
-------------------------------------------------------------------------------
TRANSFER CHARGE
(Assessed for each  transfer in 	   $10 or 2% of amount transferred
excess of 12 transfers in a 			whichever is less
Contract Year)
-------------------------------------------------------------------------------
(1) Surrender Charges may be reduced if contracts are sold to a large group of individuals.

(2) The aggregate of the surrender charge and withdrawal charge will not exceed 9% of Purchase Payments.

(3) We eliminate this charge for individual retirement annuities purchased with rollovers of $20,000 or more from employer-sponsored plans that own group variable annuities issued by us.

(4) We eliminate this charge for withdrawals taken through EFT, annuity payments, repetitive withdrawals or if you withdraw the entire Contract Value.



The Periodic Charges table below describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Portfolio fees and expenses.

---------------------------------------------------------------------------------------
              PERIODIC CHARGES
 Shown As An Annual Rate or Amount
(Not Including Portfolio Operating Fees 	      MAXIMUM		   CURRENT
and Expenses or Optional Benefit Charges)	  AMOUNT DEDUCTED	AMOUNT DEDUCTED
---------------------------------------------------------------------------------------
ANNUAL ADMINISTRATION MAINTENANCE CHARGE(5) 		$50 		     	 $40
(Deducted from Contract Value)
---------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
(As a percentage of average daily net assets of each Sub-account/deducted daily)
---------------------------------------------------------------------------------------
   Mortality And Expense Risk Charge			0.95%			0.95%
   Asset Related Administration Charge(6)  		0.40%			0.40%
							-----			-----
   TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES		1.35%			1.35%
---------------------------------------------------------------------------------------

(5) We do not deduct this charge if the Contract Value is at least $50,000 when the deduction is to be made.
(6) The asset-related administration charge is based upon your Contract Value as of the start of each Contract Year.  Your asset-related administration charge may be less than the maximum charge of 0.40%.  Please see the chart below for the range of charges.

-------------------------------------------------------------------------------
                    ASSET-RELATED ADMINISTRATION CHARGE
               (deducted daily and shown here as an annual rate)
-------------------------------------------------------------------------------
Contract  $0 to      $100,000.00 to  $250,000.00 to  $500,000.00 to  $1 million
 Value	 $99,999.99  $249,999.99     $499,999.99     $999,999.99      or more
-------------------------------------------------------------------------------
Charge	  0.40%		0.35%		0.25%	    0.15%	       0.05%
-------------------------------------------------------------------------------


The Charges For Optional Benefit Riders table below describes the fees and expenses that you would pay if you added optional benefits to your contract.
--------------------------------------------------------------------------------------
ANNUAL CHARGES FOR OPTIONAL BENEFIT RIDERS 		MAXIMUM CHARGE	CURRENT CHARGE
(as a percentage of the average daily net assets of
each Sub-account)

GUARANTEED MINIMUM DEATH BENEFIT AGE EXTENSION			0.10%		0.10%
--------------------------------------------------------------------------------------
CAPITAL PRESERVATION RIDER
			7-Year Guaranteed Term			2.25%		0.95%
			10-Year Guaranteed Term 		1.75%		0.60%
--------------------------------------------------------------------------------------
							       MAXIMUM CHARGE
							(deducted annually on each
							contract anniversary for the
							first 10 Contract Years)
--------------------------------------------------------------------------------------
GUARANTEED LONG LIFE BENEFIT RIDER 			5% of Purchase Payments
							received in the first Contract
							Year
--------------------------------------------------------------------------------------


The Total Annual Portfolio Expense Table shows the lowest and highest total operating expenses charged by the Portfolio companies that you pay indirectly during the time you own the contract.  The total operating expenses are expressed as an annual percentage of average daily net assets and are deducted from Portfolio assets.
The amounts are based on expenses paid as of the end of the fiscal year December 31,
2007. Actual expenses in the future may be higher or lower. For Portfolios that invest in shares of one or more acquired funds, the total annual operating expenses include fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more acquired funds.  The fees and expenses
(including management fees, distribution (12b-1) fees and other expenses) for each individual Portfolio are contained in the prospectuses for each Portfolio.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (1)		Lowest		Highest
---------------------------------------------------------------------------------
Range of total annual portfolio operating expenses 	0.10%		110.50% (2)
(before any waivers or expense reimbursement)

Range of total annual portfolio operating expenses 	0.10%		0.66%
(after any waiver or expense reimbursement) (3)


(1) We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying
Portfolio.

(2) The highest fee and expense of the underlying Portfolios is equal to 110.50%, which is unusually large for year ended December 31, 2007. The high fee and expense figure is due to the Ibbotson Conservative ETF Asset
Allocation Portfolio offered under the contract which is new and has unusually high expenses, before any contractual fee waivers or expense reimbursement arrangements, due to start-up costs and relatively small asset size.

(3) The range of Total Annual Portfolio Operating Expenses after any waiver or expense reimbursement takes into account contractual arrangements for certain Portfolios that require the investment adviser to reimburse or waive Portfolio operating expenses until at least April 30, 2009. Advisers to certain Portfolios offered in the contract agree to waive or reimburse advisory fees or other fees. This reduces Portfolio operating expenses.
Such arrangements are described in more detail in the prospectus for each Portfolio.

-------------------------------------------------------------------------------
                              EXAMPLES
-------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract Owner transaction expenses, contract fees, Separate Account annual expenses (including the mortality and expense risk charge, the asset-related administration charge and if applicable any additional riders), and the Portfolio fees and expenses.

For purposes of calculating the examples, we use an average annual administration maintenance charge based on the charges paid in 2007. We based annual expenses of the underlying Portfolios on data provided by the Portfolio companies for the year ended December 31, 2007. The examples do not reflect premium taxes that may apply depending on the state where you live, and assume no transfers or partial withdrawals. The examples do not take into consideration any fee waiver or reimbursement arrangements of the underlying Portfolios. If these arrangements were taken into consideration, the expenses shown would be lower. We did not independently verify the data provided;
but we did prepare the examples.

Different fees may be imposed during the Income Phase. Please see Section 5 - Charges & Expenses for a more detailed description.

The examples should not be considered a representation of past or future expenses. Your actual costs may be higher or lower. The 5% annual return assumed in the examples is purely hypothetical. Actual returns (investment performance) will vary and may be more or less than 5%.

----------------------------------------------------------------------------------------------------------
                                    EXAMPLES WITH ALL RIDERS (1)
----------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $10,000 investment in the contract for the time periods indicated below assuming that you elect all optional benefit riders available under the contract and your investment has a 5% return each year.

THE FOLLOWING EXAMPLE ASSUMES THE HIGHEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS.(2)

	If You Surrender Your Contract At The End 		If The Contract Is Not Surrendered or Is
		of Each Time Period						Annuitized
------------------------------------------------------------------------------------------------------------
1 Year		$7,631						1 Year		$7,452
3 Years		$10,253	 					3 Years		$10,244
5 Years		$10,385						5 Years		$10,384
10 Years	$10,402						10 Years	$10,402
------------------------------------------------------------------------------------------------------------




THE FOLLOWING EXAMPLE ASSUMES THE LOWEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS.

      If You Surrender Your Contract At The End 		If The Contract Is Not Surrendered or Is
		of Each Time Period						Annuitized
------------------------------------------------------------------------------------------------------------
1 Year		$1,508						1 Year		$903
3 Years		$3,215	 					3 Years		$2,660
5 Years		$4,758						5 Years		$4,353
10 Years	$7,825						10 Years	$7,825
------------------------------------------------------------------------------------------------------------




(1)	The examples are based on the maximum charge of 2.25% for the CPR, 0.10% for the GMDB-Age
Extension Rider, and $500 for the Guaranteed Long Life Benefit Rider.

(2) 	Because the examples do not take into consideration any fee waiver or expense reimbursement arrangements underlying the Portfolios, the highest fees and expenses of any of the underlying
Portfolios is unusually high and equal to 110.50%, for year ended December 31, 2007.  The high fee and expense figure is due to the Ibbotson Conservative ETF Asset Allocation Portfolio offered under the contract which is new and has unusually high expenses, before any contractual fee waivers or expense reimbursement arrangements, due to start-up costs and relatively small asset size.  If fee waiver and reimbursement arrangements had been taken into consideration for the examples, the highest expense of any of the underlying Portfolios would have been 0.66%.

------------------------------------------------------------------------------------------------------------
                                    EXAMPLES WITH STANDARD FEATURES
------------------------------------------------------------------------------------------------------------

You would pay the following expenses on a $10,000 investment in the contract for the time periods indicated below assuming that your investment has a 5% return each year.

THE FOLLOWING EXAMPLE ASSUMES THE HIGHEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS. (1)

      If You Surrender Your Contract At The End 		If The Contract Is Not Surrendered or Is
		of Each Time Period						Annuitized
------------------------------------------------------------------------------------------------------------
1 Year			$7,090					1 Year		$6,875
3 Years			$10,061	 				3 Years		$10,036
5 Years			$10,409					5 Years		$10,407
10 Years		$10,456					10 Years	$10,456
------------------------------------------------------------------------------------------------------------

THE FOLLOWING EXAMPLE ASSUMES THE LOWEST FEES AND EXPENSES OF ANY OF THE PORTFOLIOS.


     If You Surrender Your Contract At The End 		        If The Contract Is Not Surrendered or Is
		of Each Time Period						Annuitized
-------------------------------------------------------------------------------------------------------------
1 Year			$803					1 Year		$151
3 Years			$1,168	 				3 Years		$470
5 Years			$1,452					5 Years		$811
10 Years		$1,774					10 Years	$1,774
-------------------------------------------------------------------------------------------------------------
(1)	Because the examples do not take into consideration any fee waiver or expense reimbursement arrangements underlying the Portfolios, the highest fees and expenses of any of the underlying Portfolios is unusually high and equal to 110.50%, for year ended December 31, 2007.  The high fee and expense figure is due to the Ibbotson Conservative ETF Asset Allocation Portfolio offered under the contract which is new and has unusually high expenses, before any contractual fee waivers or expense reimbursement arrangements, due to start-up costs and relatively small asset size.  If fee waiver and reimbursement arrangements had been taken into consideration for the examples, the highest expense of any of the underlying Portfolios would have been 0.66%.


                         CONDENSED FINANCIAL INFORMATION

Appendix B contains  Accumulation Unit value history for the Sub-accounts.

-------------------------------------------------------------------------------
1. THE ANNUITY CONTRACT
-------------------------------------------------------------------------------


This prospectus describes a variable annuity contract offered by Symetra Life.

The annuity contract is an agreement between Symetra Life and you, the Owner, where we promise to pay an income in the form of annuity payments, beginning on a date you select, or a death benefit. When you are investing money, your contract is in the Accumulation Phase. Once you begin receiving annuity payments, your contract is in the Income Phase.

Contracts owned by or for individuals generally benefit from tax deferral under the Internal Revenue Code of 1986, as amended ("Code"). You can change your investment allocation or transfer between investment options without paying tax on contract earnings until you withdraw money from the contract.

The contract is called a variable annuity because you can choose among the available Sub-accounts. Each Sub-account invests in a corresponding Portfolio and you can make or lose money depending upon market conditions. The investment performance of the Sub-account(s) you select affects the value of your contract and, therefore, affects the amount of the annuity payments available at the time of annuitization. Investment performance of the Sub-account(s) also impacts the amount of any variable annuity payments. You may also choose fixed annuity payments. Unlike variable annuity payments, once the Income Phase begins fixed annuity payments are not affected by the investment performance of the Sub-accounts.

OWNER
The Owner ("you") is as shown on the contract application, unless changed. You, as the Owner, may exercise all ownership rights under the contract. The contract must be issued prior to the Owner reaching the maximum issue age as stated in the contract. In certain situations, we may preserve a younger age on your contract. If your birthday falls between the application date and the Contract Date, we will issue the contract based upon your age as of the application date if requested by you and subject to state regulations.

A non-qualified contract can be owned by joint Owners unless you have purchased the contract with the GLLB Rider. Each joint Owner has equal ownership rights and must exercise those rights jointly, unless both joint Owners direct us otherwise in writing. Naming joint Owners can have a negative impact on the death benefit. See Section 9 - Death Benefit and Optional Death Benefit Rider.

An Owner who is a non-natural person (e.g., a corporation or a trust) may not name a joint Owner. You may change the Owner or joint Owner by sending us a signed and dated request. If you designate someone else as Owner, that person must not have been older than the maximum issue age on the Contract Date. Unless you specify otherwise, a change in ownership is effective as of the date you signed the notice of change, subject to any payments made or actions we may take prior to receipt of the notice.

Use care when naming joint Owners and Beneficiaries and consult your agent or other advisor if you have questions.

ANNUITANT
The Annuitant is the person or persons on whose life/lives annuity payments are based. You are the Annuitant unless you designate someone else before the Annuity Date. If you designate someone else as Annuitant, that person must not be older than the maximum issue age as stated in the contract on the
Contract Date.   Owners who are non-natural persons (e.g., corporations or
trusts) may not change the Annuitant. If a non-natural Owner chooses the GLLB Rider, then the Annuitant will also be the Long Life Benefit Annuitant. Annuity payments must begin prior to the Annuitant reaching the maximum annuitization age as stated in the contract.

PAYEE
The Payee is the person or persons designated by you to receive annuity payments under the contract. If the GLLB Rider is elected, the Payee would receive any Long Life Benefit Payments under the rider. You are the Payee unless you designate another person as the Payee. As the Owner, you may change the Payee at any time.

BENEFICIARY
The Beneficiary is the person or entity that is entitled to receive a benefit as described in Section 9 - Death Benefit & Optional Death Benefit Rider.
You initially name the Beneficiary on your contract application and it can be changed at any time (by sending a signed and dated request) unless you
have designated the Beneficiary as irrevocable.   An irrevocable Beneficiary
must consent in writing to any change. A new Beneficiary designation revokes any prior designation and is effective when signed by you. We are not responsible for the validity of any Beneficiary designation nor for any actions we may take prior to receiving and recording a Beneficiary change. In the case of certain contracts issued in connection with retirement plans, the retirement plan may prescribe certain limitations on the designation of a Beneficiary. After your death, the Beneficiary has the right to receive the death benefit or to change the Payee for remaining annuity payments. Thus, Beneficiaries should notify us of a death as promptly as possible.

ASSIGNMENT
You can assign the contract unless restricted by applicable law; however, the new Owner can not be older than the maximum issue age on the Contract Date. Assignments may result in current taxation and, if you are under age
59 1/2, a 10% tax penalty. If this contract is assigned, we will treat it as a change of ownership and all rights will be transferred. We are not bound by any assignment unless it is in writing. Assignments are effective on the date you sign the notice of assignment, subject to all payments made and actions we take before we receive a signed copy of the assignment form at our Home Office. We are not liable for payments made prior to receipt of an effective assignment. We are not responsible for the validity of any assignments, tax consequences, or actions we may take based on an assignment later determined to be invalid. Assigning the contract or changing the owner can have a negative impact on the death benefit. See Section 9 - Death Benefit and Optional Death Benefit Rider.

If your contract is an Individual Retirement Annuity ("IRA") or otherwise issued in connection with a tax-qualified retirement plan, your ability to assign the contract may be limited.

-------------------------------------------------------------------------------
2. ANNUITY PAYMENTS (INCOME PHASE)
-------------------------------------------------------------------------------

You can switch to the Income Phase at any time after the contract has been in effect for one year by notifying us in writing at least 30 days prior to the date that you want annuity payments to begin. However, the Income Phase will start no later than the maximum annuitization age of 95, or earlier if required by law and certain restrictions may apply under some retirement plans.

During the Income Phase, the Payee (you or someone you choose) will receive annuity payments beginning on the Annuity Date. You name the Payee when you elect an annuity option and you may change the Payee designation at any time by writing to us. You may select or change an annuity option at any time prior to switching to the Income Phase by completing an election form that you can request in writing or by phone from us at any time or by downloading the form from our web site. Some retirement plans and/or contract versions require that the Annuitant be the Owner and Payee once annuity payments begin.

Switching to the Income Phase is irrevocable. Once you begin receiving annuity payments, you cannot switch back to the Accumulation Phase. During the Income Phase, you cannot add Purchase Payments, make withdrawals, change or add an Annuitant, change the annuity option, or change between fixed and variable annuity payments. When the contract switches to the Income Phase, the guaranteed minimum death benefit will no longer be applicable and there will generally be no death benefit. If you transfer the right to receive annuity payments to someone else, there may be gift and income tax consequences. If premium taxes are required by state law, these taxes will be deducted from your Contract Value before the annuity payments are calculated.

Annuity payments will begin on the earlier of:

	-	the first available payment date after you elect to begin
		annuity payments;

	-	the latest Annuity Date specified in your contract; or

	-	a different Annuity Date if required by law.

You may choose one of the options listed below and (other than the period certain annuity) may choose whether annuity payments will be made on a fixed basis, variable basis, or both. Period certain annuities are available only on a fixed basis. If you don't choose an annuity option, payments will be made on a variable basis. Annuity options made on a variable basis convert Accumulation Units to Annuity Units on the date you switch to the Income Phase. Once annuity payments under a life annuity option are started, they cannot be exchanged for a lump sum.
See the Statement of Additional Information (SAI) for additional information.

The amount of each annuity payment depends on many factors including the guarantees, if any, under the annuity option you choose, the frequency of annuity payments, the investment performance if you choose variable annuity payments, the Annuitant's age at the time you switch to the Income Phase, and, under some contracts, the Annuitant's sex. If you choose a life annuity option, the number of annuity payments the Payee receives depends on how long the Annuitant lives, not the Annuitant's life expectancy. The available annuity options are as follows:

	Life Annuity. The Payee receives monthly annuity payments as long as the Annuitant is living. Annuity payments stop when the Annuitant dies. There is no minimum number of payments with this option.

	Life Annuity with Guaranteed Period. The Payee receives monthly annuity payments for the longer of the Annuitant's life or a guaranteed period of five or more years, as selected by you and agreed to by us. Annuity payments stop on the later of the date the Annuitant dies or the date the last guaranteed payment is made. The amount of the annuity payments may be affected by the length of the guaranteed period you select.
	A shorter guaranteed period may result in higher annuity payments during the Annuitant's life and fewer or no remaining guaranteed payments to the Payee. If the Annuitant dies before the guaranteed payments have been made, the remaining payments will be made to the Payee. As an alternative to monthly payments, the Payee may elect to have the variable payments remaining commuted at the assumed interest rate of 4% and paid in a single lump sum. This alternative is not available for fixed payments.

	Joint and Survivor Life Annuity. The Payee receives monthly annuity payments as long as the Annuitant is living. After the Annuitant dies, the Payee receives a specified percentage of each annuity payment as long as the joint Annuitant is living. Annuity payments stop the later of the date the Annuitant dies or the date the joint Annuitant dies. You name the joint Annuitant and payment percentage at the time you elect this option and they can not be changed once the contract is issued. Choosing a lower percentage amount to be paid after the death of the Annuitant and while the joint Annuitant is living results in higher payments while both Annuitants are living.

	Joint and Survivor Life Annuity with Guaranteed Period: The
	Payee receives annuity payments for the longer of the Annuitant's life, the joint Annuitant's life or a guaranteed period of 5 or more years, whichever is longer. If the Annuitant dies before the period ends, the full benefit amount will continue to be paid to the Payee until the period ends. If the joint Annuitant is alive when the guaranteed period ends, a percentage of the payment amount will continue to be paid to the Payee as long as the joint Annuitant is alive. You name the joint Annuitant, Payee and payment percentage at the time you elect this option. The joint Annuitant and payment percentages cannot be changed once the contract is issued. Choosing a lower percentage amount to be paid after the death of the Annuitant and while the joint Annuitant is living results in higher payments while both Annuitants are living. If both the Annuitant and joint Annuitant die before the end of the guaranteed period, the remaining payments will be made until the end of the guaranteed period to the Payee, unless you designate a new Payee.

	Period Certain Annuity. The Payee receives monthly annuity payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the Annuitant's life. This payout option is available only as a fixed annuity.

If you do not choose an annuity option at least 30 days before the latest Annuity Date specified in your contract, we will make variable annuity payments under the Life Annuity with Guaranteed Period using a guaranteed period of 10 years.

You may choose to have annuity payments made on a monthly, quarterly, semi-annual or annual basis. If state law allows, we may choose to distribute your Contract Value of $2,000 or less in a lump sum rather than providing you annuity payments. We also reserve the right to change the payment frequency if payment amounts would be less than $250. You may elect to have payments delivered by mail or electronically transferred to a bank account.

Proof of Age or Sex: We may require proof of age or sex before beginning annuity payments that are based on life. If the age or sex of any Annuitant has been misstated, annuity payments will be based on the corrected information. Underpayments will be made up in a lump sum with the next scheduled payment. Overpayments will be deducted from future payments until
the total is repaid.   We will not credit interest on underpayments or charge
interest on overpayments. We may require evidence satisfactory to us that an Annuitant is living before we make any payment.

Variable Annuity Payments. Any portion of annuity payments based on investment in the Sub-accounts will vary in amount depending on investment performance. Unless you tell us otherwise, annuity payments will be based on the investment allocations in place on the Annuity Date you switch to the Income Phase.

If you choose to have any portion of annuity payments based on investment in the Sub-accounts, the dollar amount of each payment will depend on:

	-	the value of your contract in the Sub-accounts as of the first
		close of the New York Stock Exchange ("NYSE") on or after the 15th day of the month preceding the Annuity Date (if the NYSE is not open on that date, the calculation will be made on the next Business Day);

	-	an assumed investment return; and

	-	the investment performance of the Sub-accounts you
		selected.

Your contract contains a Variable Annuity Purchase Rate Table that we use to determine the amount of the first annuity payment under your contract. The tables are based on an annual investment return of 4% and the Annuity 2000 Mortality Table. The amount of the first annuity payment is generally determined on the basis of the annuity option selected, the annuity purchase rate (as shown in your contract's Variable Annuity Purchase Rate Table), the age and sex of the Annuitant, and the Annuity Date. If actual investment performance of the Sub-accounts exceeds the assumed investment return of 4%, the value of Annuity Units increases and the next variable annuity payment will be larger. Similarly, if the actual investment performance is less than the assumed investment return, the value of Annuity Units decreases and the next variable annuity payment will be smaller. Under any variable annuity option, actual investment performance of the Sub-accounts will affect the amount of annuity payments. For more information, please see the SAI.

Fixed Annuity Payments. The dollar amount of fixed annuity payments does not vary with investment performance, therefore, each payment amount will stay the same. Annuity payments under all life annuity options will be determined by applying the Contract Value or a portion of the Contract Value to purchase fixed annuity payments to the Fixed Annuity Purchase Rate Table shown in your contract, or the current rates at that time if more favorable to you.

CHANGING SUB-ACCOUNTS DURING THE INCOME PHASE
After you switch to the Income Phase and while you are receiving variable annuity payments, you may request to change Sub-account elections only once a month. We make all annuity payments on the 1st of the month, and those payments are calculated based on the unit value as of the close of the NYSE on the 15th of the preceding month. Once we have calculated the amount of your annuity payment for the current month, we determine the amount of Annuity Units in the newly elected Sub-account which that amount will purchase. The number of units in the new Sub-account will be used to determine future annuity payments, unless another allocation change is requested. Your payment will not change amounts in the current month, however, future payments will be based upon the new selection thereafter.

	Example: Assume that your variable annuity payments have been based on allocations in Sub-account A and you have 20 units. When we calculate your payment, we determine that the value of an Accumulation Unit for Sub-account A on the close of the NYSE on the 15th of the month is $35.00. We then multiply the 20 units held on the 15th by the unit value of $35.00 and calculate a payment to you in the amount of $700. This is the amount of your payment for the month.

	We then make your allocation change to Sub-account B, and determine the number of units in Sub-account B is worth $700. Assuming the unit value of Sub-account B is $25.00, you will now have 28 units in Sub-
	account B ($700 divided by $25 = 28).     For future months, your
	payments will be based upon the 28 units held in Sub-account B multiplied by the unit value of Sub-account B. Therefore, your payments will fluctuate based on the performance of Sub-account B.


-------------------------------------------------------------------------------
3. PURCHASE
-------------------------------------------------------------------------------


PURCHASE PAYMENTS
You may purchase a contract with a minimum initial Purchase Payment of $10,000. Additional Purchase Payments of $10,000 or more may be added at anytime during the Accumulation Phase. We will not accept any Purchase Payments that are less than $10,000. For IRAs and Roth IRAs, because the minimum Purchase Payment we accept exceeds the contribution limits for IRAs and Roth IRAs, only rollover contributions are accepted.

Any Purchase Payment in excess of $1 million requires our prior approval.

Initial Purchase Payments: Initial Purchase Payments must be forwarded to our Home Office and are normally credited to your contract within two Business Days of our receipt. Processing of initial Purchase Payments may be delayed by circumstances outside our control, for example, if your registered representative does not forward your application and initial Purchase Payment to us promptly. If your initial Purchase Payment is not accompanied by all the information we need to issue your contract, we will contact you to get it. If we cannot get all the required information within five Business Days, we will either return your initial Purchase Payment or get your or your registered representative's permission to keep it until we have received the necessary information. However, if the necessary information is not received after 15 Business Days, we will reject your application and return the initial Purchase Payment to you. In most situations, your Contract Date is the date your initial Purchase Payment and all required information are received at our Home Office. We reserve the right to refuse any application or initial Purchase Payment. If we refuse an application and initial Purchase Payment, we will return it to you within five Business Days.

Additional Purchase Payments: Additional Purchase Payments may be made at any time by sending them to our Home Office and should include your account number. Additional Purchase Payments made by check, mailed to our Home Office and received with all the information we need to process them are credited to your contract on the same Business Day as received by us. However, if your Purchase Payment is received at our Home Office after the close of the NYSE, any portion to be allocated to the Sub-accounts will be credited the next Business Day. Processing of Purchase Payments may be delayed by circumstances outside our control-for example, if your registered representative does not forward your Purchase Payments to us promptly. In addition, if your Purchase Payment is received without the necessary information we need to process it, processing delays will occur as we attempt to contact you to get the necessary information.
If we cannot get all the required information within five Business Days, we will either return your Purchase Payment or get your or your registered representative's permission to keep it until we have received the necessary information.

We reserve the right to refuse any Purchase Payment that is over $1 million dollars; that does not meet our minimum of $10,000; that is received without the necessary information to process the payment; that is made for market timing purposes; or is otherwise contrary to law for Symetra Life to accept. If we refuse a Purchase Payment, we will return it to you within five Business Days. We will not deem payments sent to any other office besides our Home Office as received by us until such payment reaches our Home Office.

ALLOCATION OF PURCHASE PAYMENTS
You tell us how to apply your initial Purchase Payment by specifying your desired allocation among the available Sub-accounts on the contract application. Unless you tell us otherwise, subsequent Purchase Payments will be allocated in the same proportion as your most recent Purchase Payment (unless that was a Purchase Payment you directed us to allocate on a one-time-only basis). You may change the way subsequent Purchase Payments are allocated by providing us with written instructions, or, by telephoning us or electronically by the Internet if we have your written authorization to accept telephone or Internet instructions. See "Transfers" as discussed in
Section 4. If you elect the Capital Preservation Rider, your allocations may be restricted. Please see Section 8- Optional Living Benefit Riders for more information.

ACCUMULATION UNITS
The value of your contract will go up or down depending upon the investment performance of the Sub-account(s) you choose. In order to keep track of this we use a unit of measure called an Accumulation Unit. During the Income Phase, we call the unit of measure an Annuity Unit.

We calculate the value of an Accumulation Unit for each Sub-account as of the time the NYSE closes each day. To determine the current Accumulation
Unit value, we take the prior day's Accumulation Unit value and multiply it by the Net Investment Factor for the current day. Changes in the Accumulation Unit value reflect the investment performance of each Sub-account as well as the deductions for insurance and other charges. The value of an Accumulation Unit will usually go up or down from day to day.

The Net Investment Factor is used to measure the daily change in Accumulation Unit value for each Sub-account. The Net Investment Factor equals:

	-	the net asset value per share of the applicable Portfolio at
		the end of the current day plus the per share amount of any dividend or income distributions made by the Portfolio that day; divided by

	-	the net asset value per share of a Portfolio at the end of
		the prior day plus the per share amount of any dividend or income distributions made by the Portfolio that day, minus

	-	the daily insurance charges and any taxes Symetra Life may incur
		on earnings attributable to the applicable contracts, expressed as a percentage of the total net assets of the Sub-account.

When you make Purchase Payments or transfers into a Sub-account, we credit your contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment allocated to a Sub-account by the value of the Accumulation Unit for that particular Sub-account. Similarly, when you request a withdrawal or a transfer of money from a Sub-account, we deduct from your contract Accumulation Units representing the withdrawal amount.

	Example: Assume that on Monday we receive a $1,000 Purchase Payment from you before the NYSE closes. You have told us you want this to go to the Fidelity VIP Index 500 Portfolio -Initial Class Shares.
	When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the Fidelity VIP Index 500 Portfolio -Initial Class is $34.12. We then divide $1,000 by $34.12 and credit your contract on Monday night with 29.31 Accumulation Units for the Fidelity VIP Index 500 Portfolio- Initial Class.

RIGHT TO EXAMINE
You may cancel the contract without charge by returning it to us or to your registered representative within the period stated on the front page of your contract. We include a refund of all charges that may have been deducted from your contract if you request to cancel your contract during this period.
This period will be at least 10 days (longer in some states). You will receive your Contract Value, a return of Purchase Payments, or the greater of the two depending on state requirements. For an IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your Purchase Payment. Because of the market risks associated with investing in the Sub-accounts, the Contract Value returned may be more or less than the Purchase Payments you have paid. Some states require us to return to you the amount of the Purchase Payments paid to us. In which case, Symetra Life will be subject to the investment risk. When we are required to guarantee a return of Purchase Payments, we will apply amounts designated for the Sub-accounts to the Fidelity VIP Money Market -- Initial Class Shares until the contract is 15 days old (or 30 days in those states where a 30-day period is required). These amounts will then be allocated in the manner you selected unless you have canceled the contract.

-------------------------------------------------------------------------------
4. SUB-ACCOUNT OPTIONS
-------------------------------------------------------------------------------


SUB-ACCOUNT OPTIONS
During the Accumulation Phase, you may allocate your Purchase Payments and Contract Value to any of the Sub-accounts available under the contract. Each Sub-account purchases the shares of one underlying Portfolio that has it own investment objective. The Portfolios are not offered directly to the public, but are available to life insurance companies as investment options for variable annuity and variable life insurance contracts.

The following Portfolios are currently offered to contract Owners. The name, investment objective, and investment adviser of the Portfolios offered under this contract are listed below. However, if you elect the CPR, your options will be restricted as described in Section 8 - Optional Living Benefit Riders. There is no assurance that any of the Portfolios will achieve their stated objective. You can find more detailed information about the Portfolios, including a description of risks and expenses, in the prospectuses for the Portfolios, which can be obtained without charge by contacting our Home Office. You should read those prospectuses carefully before investing. The Portfolio information below was provided by the Portfolios. We have not independently verified the accuracy of the information.

PORTFOLIO NAME				INVESTMENT OBJECTIVE			INVESTMENT ADVISER
----------------------------------------------------------------------------------------------------------------------
DWS Investments VIT Funds
----------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP		The portfolio seeks to replicate, as 		Deutsche Investment Management
				closely as possible, before the deduction 	Americas Inc. is the
				of expenses, the performance of the Russell 	investment advisor for the
				2000[registered trademark symbol] Index, 	portfolio.  Northern Trust Investments,
				which emphasizes stocks of small US 		N.A. ("NTI"), is the subadvisor for
				companies. The Russell 2000[registered 		the portfolio.
				trademark symbol] Index is a widely
				accepted benchmark of small company
				stock performance. The Russell 2000
				[registered trademark symbol] Index
				measures the performance of the 2,000
				smallest companies in the Russell 3000
				[registered trademark symbol] Index which
				represents approximately 8% of the market
				capitalization of the Russell 3000
				[registered trademark symbol] Index. The
				portfolio invests for capital appreciation,
				not income; any dividend and interest
				income is incidental to the pursuit
				of its objective.
----------------------------------------------------------------------------------------------------------------------

Fidelity[registered trademark symbol]Variable Insurance Products
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Index 500		Fidelity VIP Index 500 Portfolio seeks    	Geode
Portfolio			investment results that correspond
				to the total return of common stocks
				publicly traded in the United States,
				as represented by the S&P 500.
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Money Market 	Fidelity VIP Money Market Portfolio seeks 	FMR
Portfolio			as high a level of current income as is
				consistent with preservation of capital
				and liquidity.
----------------------------------------------------------------------------------------------------------------------
Ibbotson ETF Allocation Series
----------------------------------------------------------------------------------------------------------------------
Ibbotson Aggressive Growth ETF 	The Portfolio seeks to provide investors 	ALPS Advisers, Inc..
Asset Allocation Portfolio 	with capital appreciation.			Sub-Advised by Ibbotson
										Associates, Inc
----------------------------------------------------------------------------------------------------------------------
Ibbotson Balanced ETF Asset 	The Portfolio seeks to provide investors    	ALPS Advisers, Inc.
Allocation Portfolio 		with capital appreciation and			Sub-Advised by Ibbotson
				some current income.				Associates, Inc
----------------------------------------------------------------------------------------------------------------------
Ibbotson Conservative ETF 	The Portfolio seeks to provide investors with  	ALPS Advisers, Inc.
Asset Allocation Portfolio  	current income and preservation of		Sub-Advised by Ibbotson
				capital.					Associates, Inc
----------------------------------------------------------------------------------------------------------------------
Ibbotson Growth ETF Asset 	The Portfolio seeks to provide investors 	ALPS Advisers, Inc.
Allocation Portfolio 		with capital appreciation.			Sub-Advised by Ibbotson
										Associates, Inc
----------------------------------------------------------------------------------------------------------------------
Ibbotson Income and Growth 	The Portfolio seeks to provide investors    	ALPS Advisers, Inc.
ETF Asset Allocation 		with current income and capital			Sub-Advised by Ibbotson
Portfolio 			appreciation.					Associates, Inc
----------------------------------------------------------------------------------------------------------------------
The Ibbotson Portfolios listed above are "Fund-of-Funds" and seek to achieve their investment objectives by investing primarily in portfolios of underlying exchange-traded funds which are open end mutual funds that can be traded at any time of the day (each, an "Underlying ETF" and collectively, the "Underlying ETFs").
These Underlying ETFs, in turn, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments in an attempt to approximate the investment performance of
the applicable benchmark.   Fund-of-Funds have higher expenses compared to other Portfolios and therefore may be more expensive to contract Owners.

----------------------------------------------------------------------------------------------------------------------
Vanguard Variable Insurance Fund Portfolios
----------------------------------------------------------------------------------------------------------------------
Vanguard VIF-Balanced Portfolio	The Balanced Portfolio seeks to provide 	Vanguard Group, Inc.
				long-term capital appreciation and
				reasonable current income.
----------------------------------------------------------------------------------------------------------------------
Vanguard VIF - High Yield Bond 	The High Yield Bond Portfolio seeks to 		Vanguard Group, Inc.
  Portfolio			provide a high level of current income.
----------------------------------------------------------------------------------------------------------------------
Vanguard VIF - International 	The International Portfolio seeks to 		Vanguard Group, Inc.
  Portfolio			provide long-term capital appreciation.
----------------------------------------------------------------------------------------------------------------------
Vanguard VIF - Mid-Cap Index 	The Mid-Cap Index Portfolio seeks to track	Vanguard Group, Inc.
Portfolio	  		the performance of a benchmark index that
				measures the investment return
				mid-capitalization stocks.
----------------------------------------------------------------------------------------------------------------------
Vanguard VIF - REIT 		The REIT Index Portfolio seeks to provide a  	Vanguard Group, Inc.
Index Portfolio			high level of income and moderate long-term
				capital appreciation by tracking the performance
				of a benchmark index that measures
				the performance of publicly traded equity Real
				Estate Investment Trusts.
----------------------------------------------------------------------------------------------------------------------
Vanguard VIF- Total  		The Total Bond Market Index Portfolio seeks to 	Vanguard Group, Inc.
Bond Market Index		track the performance of a broad, market-
Portfolio			weighted bond index.

----------------------------------------------------------------------------------------------------------------------
Vanguard VIF - Total 		The Total Stock Market Index Portfolio seeks 	Vanguard Group, Inc.
Stock Market Index		to track the performance of a benchmark index
Portfolio			that measures the investment return of the
				overall stock market.
----------------------------------------------------------------------------------------------------------------------

The Total Stock Market Index Portfolio is a "Fund of Funds," which means that it achieves its objective by investing in two other mutual funds rather than in individual securities.  Fund-of-funds have higher expenses compared to other Portfolios and therefore may be more expensive to contract Owners.





In addition to the Separate Account, the Portfolios may sell shares to other separate accounts of other insurance companies to support variable annuity contracts and variable life insurance contracts or qualified retirement plans. It is possible that, in the future, it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of other companies to invest simultaneously in the Portfolios. Currently, neither we nor the Portfolios foresee any such disadvantages to variable life insurance owners or variable annuity owners. The Portfolios must monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if we believe a Portfolio's response to any of those events or conflicts insufficiently protects contract owners, we will take appropriate action. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies and/or qualified retirement plans, see the prospectuses of the Portfolios that accompany this prospectus or that are available upon request.

The investment performance for the Portfolios may differ substantially from publicly traded mutual funds with similar names and objectives. There can be no assurance, and we make no representation that the investment performance of the Portfolios will be comparable to any other Portfolio, even those with the same investment objectives and policies and advisor or manager. Certain Portfolios available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named Portfolio available through the contract. Differences in fund size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Please note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to contract fees and expenses, the yields of any Sub-account investing in a money market fund may also become extremely low and possibly negative.

CHANGES TO THE SUB-ACCOUNTS
We reserve the right to add, combine, restrict, or remove any Sub-account in which any Portfolio is invested as an investment option under your contract. If any shares of the Portfolios are no longer available, or if in our view no longer meet the purpose of the contract, it may be necessary to substitute shares of another Portfolio. New or substitute Portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. It may also be necessary to close Portfolios to allocations of new Purchase Payments by existing or new contract Owners and we reserve the right to do so at any time and in our discretion. We will seek prior approval of the SEC (to the extent required by law) and give you notice before making any changes to the investment options.

COMPENSATION WE RECEIVE FROM PORTFOLIOS
We have agreements with each of the Portfolio advisers or their affiliates that describe the administrative practices and responsibilities of the parties. We may receive compensation from some or all of the Portfolios or their investment advisers, administrators, and/or distributors (or their affiliates) in connection with administrative or other services provided with respect to the Portfolios. We may use this compensation for any purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy. We also receive this compensation for providing services to contract Owners invested in the Portfolios on behalf of the Portfolios. The amounts we receive, if any, may be different for different Portfolios, and usually depends on how much we have invested in the applicable Portfolio. The compensation amount is typically determined by multiplying a specified annual percentage rate by the average net assets held in that Portfolio for the variable annuity and variable life insurance policies issued by us that offer that particular Portfolio. Currently, the maximum percentage rate we receive for any Portfolio offered under this contract is 0.20%. Some advisers may pay us less; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed by the Portfolios in the fee tables in their prospectuses because this compensation is not paid out of the Portfolios' assets. However, these payments may be made by the advisor or its affiliate out of profits which may include fees the advisor deducted from fund assets or from the advisor's (or its affiliate's) other sources of revenue. You will bear the costs of these fees through your investment in the Sub-accounts that invest in these Portfolios. You may obtain a list of such fees that we receive by contacting us at our Home Office. The compensation that we receive may be significant and we may profit from this compensation.

When determining which Portfolios to offer in our variable contracts, we consider the Portfolios' name recognition, investment objective, performance, and reputation. We also consider the amount of compensation that we receive from the Portfolios, their advisers, or their distributors. We review our Portfolios periodically. Based upon our review, we may remove or restrict allocation of additional Purchase Payments and/or transfers of contract value to a Portfolio if the Portfolio no longer meets one or more of the criteria. We do not recommend any particular Portfolio, and we do not provide investment advice.

VOTING RIGHTS
Symetra Life is the legal owner of the Portfolios' shares. However, when a Portfolio solicits proxies in connection with a shareholder vote, we are required to ask you for instructions as to how to vote those shares. The Portfolio shares are voted in accordance with the instructions we receive from you. We vote Portfolio shares for which no timely instructions are received in proportion to the voting instructions that are received with respect to that Portfolio. For this reason, a small number of contract Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS
We may, if required by regulatory officials, disregard contract Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment objectives of one or more of the Portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment advisor of a Portfolio to be inconsistent with the investment objectives of a Portfolio, vary from the general quality and nature of investments and investment techniques used by other Portfolios with similar investment objectives and underlying other variable contracts we or our affiliates offer, or violate state or federal law, provided that we reasonably disapprove of such changes in accordance with applicable regulations. If we ever disregard voting instructions, contract Owners will be advised of that action and of our reasons for doing so in our next report to contract Owners.

TRANSFERS
During the Accumulation Phase you can transfer money among the Sub-accounts 12 times per Contract Year free of a transfer charge. If you have chosen the CPR, you may transfer only among the Sub-accounts allowed under the rider. We measure a Contract Year from the anniversary of your Contract Date. Each additional transfer in a Contract Year may have a charge of $10 or 2% of the amount transferred whichever is less.

The minimum amount you can transfer out of any Sub-account at one time is $500, or the entire value of the investment option if less. If a transfer will result in the remaining balance in a Sub-account being less than $500, you must transfer the entire amount out of the Sub-account. The minimum you can transfer into any Sub-account is $50.

We may accept transfers by signed written request or at our discretion, by telephone, or, if available, electronically by the Internet. Each transfer must identify:
	-	your contract;

	-	the amount of the transfer; and

	-	which Sub-accounts are affected.

Transfer requests received by us with all information we need to process the request will be effective and valued as of the next close of the NYSE. This is usually 4:00 p.m. Eastern Time. If for any reason the NYSE is closed when we receive your transfer request, it will be valued as of the close of the NYSE on its next regular Business Day.

Transfers by telephone will be accepted if we have properly signed authorization on record. You may authorize someone else to make transfers by telephone on your behalf. Transfers by Internet will be accepted if you provide us with certain identification information, including a personal identification number ("PIN"). However, we do not accept transfer requests sent by e-mail. Transfer instructions you send electronically through the Internet are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If you do not receive an electronic acknowledgement, you should telephone us as soon as possible.

Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make transfers by telephone or Internet, you must be willing to assume the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.

We cannot guarantee that telephone transactions will always be available.
For example, our offices may be closed during severe weather emergencies, or there may be interruptions in telephone service beyond our control. Moreover, if the volume of calls is unusually high, we may not have someone immediately available to receive your order.

Likewise, we cannot guarantee that online transactions processed via the Internet will always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's, or Symetra Life's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request.

You also should protect your PIN because self-service options will be available to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions is you or a person authorized by you.

SCHEDULED TRANSFERS
During the Accumulation Phase, you can choose among several investment strategies that are available at no charge. We refer to any transfer made using these strategies as "scheduled transfers" and they will not count against your 12 free transfers. We may impose restrictions on the number of scheduled transfers that can be initiated during each Contract Year or on the Sub-accounts available for scheduled transfers. If such restriction is imposed or we change the Sub-accounts available, we will notify you in writing. Once started, dollar cost averaging and appreciation sweep scheduled transfers will continue until you instruct us to stop or all money has been transferred out of the Sub-account designated as the source of the scheduled transfer. If you make a transfer or withdrawal outside of either the Dollar Cost Averaging or Appreciation Sweep strategy and that transfer or withdrawal is from the Sub-account you have designated for these strategies, your scheduled transfers will stop.

	Dollar Cost Averaging. This strategy is designed to achieve a lower average cost per unit over time. It does not assure a profit or protect against a loss. Investing should continue at a consistent level in both market ups and downs. You can systematically transfer set amounts of at least $500 each month or quarter from any Sub-account to any of the other Sub-accounts. If you have elected the CPR, systematic transfers under Dollar Cost Averaging are limited to the Sub-accounts available under the allocation requirements of the rider.If you choose to transfer amounts among more than one Sub-account, transfers into each Sub-account must be at least $50. If a transfer will result in the remaining balance in a Sub-account being less than $500, you must transfer the entire amount out of the Sub-account.

	Appreciation Sweep. If your balance in the Fidelity VIP Money Market Portfolio is at least $10,000, you can instruct us to automatically transfer the appreciation, if any, of the Fidelity VIP Money Market Portfolio to the other Sub-accounts monthly, quarterly, semi-annually, or annually. Appreciation sweep cannot be used to transfer money to the Fidelity VIP Money Market Portfolio.

	Sub-account ("Portfolio") Rebalancing. After your money has been invested, the investment performance of the Sub-accounts may cause the percentage in each Sub-account to change from your original allocations. If your Contract Value is at least $10,000, you can instruct us to adjust your investment in the Sub-accounts, on a quarterly, semiannual, or annual basis, to maintain a predetermined percentage allocation of Contract Value among the Sub-Accounts ("portfolio rebalancing"). Portfolio rebalancing can be used with Dollar Cost Averaging or Appreciation Sweep. If you have elected the CPR, you can use Sub-account Rebalancing available under the rider.

LIMITS ON EXCESSIVE TRANSFERS AND MARKET TIMING ACTIVITY
Effects of Excessive Transfers and Market Timing Activity. The contract and the Portfolios are not designed for excessive short term trading or professional market timing, or for organizations or other persons that make large, or frequent transfers. Frequent transfers between and among the Sub-accounts may be disruptive to Portfolio management strategies by causing forced and unplanned Portfolio turnover, and increased trading and transaction costs. In addition, these activities may require a Portfolio to maintain liquid assets rather than investing them for growth, resulting in lost opportunity costs that must be indirectly borne by contract owners. These disruptive activities may increase expenses and adversely affect Portfolio performance, thereby negatively impacting long-term contract owners.

Detection and Deterrence.   Symetra Life discourages and does not accommodate
frequent transfers or market timing activity. Due to the potential adverse consequences to contract Owners, Portfolios, Portfolio shareholders, and the Separate Account, we have established certain policies and procedures to aid us in detecting and deterring contract owners that may be engaging in frequent trading and/or market timing activities. These policies and procedures may restrict or eliminate the right to make transfers among Sub-accounts if such trades are executed by you, a market timing firm or other third party authorized to initiate transfers or exchange transactions on your behalf.

In general, our market timing procedures detect market timing by identifying transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include Symetra approved investment strategies such as Dollar-Cost Averaging, Sub-account Rebalancing, and other approved systematic transactions, such as asset allocation programs, when monitoring for market timing.

In general, we monitor for "roundtrip" transfers of the same Sub-account within a thirty-day period. We also monitor for "inter-Sub-account" transfers between any two Sub-accounts within a sixty-day period. The following transactions will generally be reviewed for market timing activity:

	-	Any two roundtrip transfers in any rolling ninety-day period;
		and

	-	Any four inter-Sub-account transfers occurring within a sixty-
		day period.

We will particularly scrutinize transactions involving those Sub-accounts that are subject to abuse by market timing strategies, such as those Sub-accounts that have an international investment profile. For example, if you transfer from Vanguard VIF - International Portfolio to Fidelity VIP Money Market Portfolio - Initial Class followed by a transfer from Fidelity VIP Money Market Portfolio - Initial Class to Vanguard VIF - International Portfolio within ten Business Days, we may conclude that you are engaging in market timing. We may aggregate transfers made in two or more contracts that we believe are connected in applying the procedures we employ to deter market timing.

In addition, our procedures include reviewing trading volumes every day in each Sub-account offered in your contract. We will note large or unusual trading volumes and determine if a pattern of frequent transfers is being made in particular Sub-accounts by particular contract owners.

If we conclude that market timing or other disruptive trading patterns are being transacted by you, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for six months thereafter. If, after the six-month limitation is lifted, the market timing activity resumes, we will limit you to one transfer in each 30-day period starting from the date of the transfer that we determined was a market timing transfer and continuing for twelve months thereafter. In addition, we will require you to submit transfer
requests via U.S. mail during that twelve month period.   If transfer
instructions are inadvertently accepted from you after you have been identified as a market timer, we will reverse the transaction within 1 to 2 Business
Days.

In our sole discretion, we may revise our procedures at any time without prior notice to better detect and deter market timing or other disruptive trading to comply with regulatory requirements and/or to impose additional or alternate restrictions such as imposing dollar or percentage limits on transfers. If we modify our procedures, they will be applied uniformly to all contract Owners.

If a transfer request is rejected or your transfer privileges have been restricted for any reason, we will attempt to inform you or your authorized agent by phone the next Business Day. If we do not succeed in reaching you or your authorized agent by phone, we will send a letter to your address of record. Our policies regarding transfer restrictions and rejections are applied uniformly, and we do not make exceptions for particular contract Owners.
We will use our best efforts to prevent market timing and other abusive trading practices, but the determination of whether market timing is occurring is subjective. We may not be able to detect all market timers or short term traders, and we may not be able to prevent transfers by those we do detect.
n addition, the terms of the contract may also limit our ability to restrict or deter harmful transfers. If we are unable to detect or prevent market timing, the effect of such market timing may result in additional transaction costs for the Portfolios and dilution of long-term Portfolio Owners' returns. Thus, your Contract Value may be lower due to lower returns in your Sub-account investments.

Underlying Portfolio Frequent Trading Policies. The Portfolio managers to whom we submit purchase and redemption orders may also detect large or unusual patterns of trades submitted by us on behalf of all our variable annuity contract Owners and variable life policy Owners. Those Portfolio managers may require us to investigate whether any of our contract Owners are engaged in market timing or other similar activity and to cooperate with them to discourage such activity. If the Portfolio managers believe you are engaged in market timing activity they may block you from making transfers
or purchases to their portfolios.    In addition, federal regulations may
require us to provide individual transaction and contract owner information to the Portfolio managers when requested.
The Portfolios to whom we submit purchase and redemption orders may adopt unique policies and procedures designed to deter excessive trading or market timing. Those policies and procedures, when applicable, are described in the prospectuses for each of the Portfolios available for investment by you. In cases of large or frequent transfers, the Portfolio managers or Symetra Life may reject trades that are determined to be detrimental to other Portfolio shareholders or violate the Portfolios' policies and procedures. Therefore, we reserve the right to reject, without prior notice, any transfer request to a Sub-account that invests in the Portfolio if the Portfolio manager rejects such trade or the trade violates a Portfolio's policies and procedures. If a Portfolio refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 to 2 Business Days. We will notify you or your authorized agent in writing or by phone if your transfer has been rejected or reversed. We further reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying Portfolio. You should read the prospectus of each Portfolio for more information about its ability to refuse or restrict purchases or redemptions of its shares and to impose redemption fees.

Omnibus Order. Contract Owners and other persons with material rights under the contracts also should be aware that the purchase and redemption orders received by the underlying Portfolios generally are "omnibus" orders from intermediaries such as retirement plans and Separate Accounts funding variable contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual Owners of variable contracts. The omnibus nature of these orders may limit the underlying Portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying Portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying Portfolios.
These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other Owners of underlying Portfolio shares, as well as the Owners of all of the variable annuity contracts (or variable life policies), including ours, whose variable investment options correspond to the affected underlying Portfolios. In addition, if an underlying Portfolio believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the underlying Portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request. If an underlying Portfolio rejects an omnibus order, we will notify you of the actions taken that affect your request.

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5. CHARGES AND EXPENSES
-------------------------------------------------------------------------------

There are charges and other expenses associated with the contract that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE CHARGES
Each day we make deductions for our insurance charges. We do this as part of our calculation of the value of Accumulation and Annuity Units. Insurance charges include the mortality and expense risk charge and the asset-related administration charge described below.

	Mortality and Expense Risk Charge. The mortality and expense risk charge is equal, on an annual basis, to 0.95% of the average daily net assets of each Sub-account. This charge compensates us for the mortality and expense risks we have under all Focus contracts. Our mortality risk arises from our obligations to make annuity payments for the life of the Annuitant and to pay death benefits prior to the Annuity Date. Our expense risks under the contracts include the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then we will bear the loss. If the charges are more than sufficient, we will retain the excess and may use it for any purpose, including additional distribution expenses. The rate of the mortality and expense risk charge will not be increased for the life of the contract.

	Asset-Related Administration Charge. The asset-related administration charge is based on your Contract Value at the start of each Contract
	Year.   Over time, your Contract Value may fluctuate up and down and
	therefore, the asset-related administration charge may vary each Contract Year. The maximum charge is equal, on an annual basis, to 0.40% of the average daily net assets of each Sub-account, and declines as shown in the schedule below.

		Contract Value			Charge
		--------------------------------------
		$0 to $99,999.99		0.40%
		$100,000.00 to $249,999.99	0.35%
		$250,000.00 to $499,999.99	0.25%
		$500,000.00 to $999,999.99	0.15%
		$1 million or more		0.05%
		-------------------------------------

	Since this charge is an asset-based charge, the amount of the charge associated with your particular contract may have no relationship to the administrative costs actually incurred. This charge, together with the annual administration maintenance charge (see below), is for all the expenses associated with contract administration. Some of these expenses are: preparation of the contract; confirmations and statements; maintenance of contract records; personnel costs; legal and accounting fees; filing fees; and computer and system costs. If this charge and the annual administration maintenance charge are not enough to cover the costs of the contract in the future, we will bear the loss. The rates in the asset-related administration charge schedule shown above will not be changed for the life of the contract.

OPTIONAL BENEFIT CHARGES
If available in your state, you may elect optional benefits which require an additional charge. The optional benefits available are the Guaranteed Minimum Death Benefit Age Extension rider ("GMDB -Age Extension"), the Capital Preservation Rider ("CPR") and the Guaranteed Long Life Benefit Rider
"GLLB Rider").

	GMDB -Age Extension: If you elect this rider, we will deduct an additional daily charge which is equal, on an annual basis, to 0.10% of the average daily net assets of each Sub-account. We do this as part of our calculation of the value of Accumulation Units. The charge is for the cost and risk associated with offering the GMDB- Age Extension.

	CPR: If you elect this rider, we will deduct from your Contract Value on a quarterly basis an additional charge based on the average daily net assets of each Sub-Account. If you surrender or annuitize your contract, a prorated charge will be deducted based on the number of days the rider was in effect since the last charge was deducted. The current charge for the rider is 0.95% for the 7-year Guaranteed Term and 0.60% for the 10-year Guaranteed Term. Your charge may increase if any step-ups are exercised but will never exceed the annual maximum charge of 2.25% for the Guaranteed Term of 7 years and 1.75% for the Guaranteed Term of 10 years. The charge is for the cost and risk associated with offering the CPR.

	GLLB Rider: If you elect this rider, we will deduct an additional charge on each of the first ten contract anniversaries. The charge is deducted from the Contract Value in proportion to the amount invested in each Sub-account on that contract anniversary. If you surrender or annuitize your contract, we do not deduct an additional pro-rated charge. The charge will vary by contract and the charge that applies to you is shown in your contract. We determine the charge by first determining the rate as a percentage of the first year Purchase Payments. This rate is based upon the sex and age of the Long Life Benefit Annuitant, the deferral period chosen (which is the period between when the contract is issued and when Long Life Benefit
	Payments begin), the Long Life Benefit Payment amount, the amount of first year Purchase Payments, and current interest rates and mortality tables. Once the rate is determined it is multiplied by the first year Purchase Payments to determine the charge that will be deducted from the Contract Value on each of the first ten contract anniversaries.
	The GLLB Rider charges collected during the first 10 Contract Years
	may exceed the Long Life Benefit Payments actually paid out. Once the charge is determined for your contract, it will not change other than
	as described below. The charge 	is for the cost and risk associated
	with offering the GLLB Rider.

	Example: Assume you are a 65-year old male with first year Purchase Payments totaling $200,000, requesting a Long Life Benefit Payment of $2,000 per month with a deferral period of 15 years. We determine that the annual charge rate for a 65-year old male who elects Long Life Benefit Payments starting at age 80 is 3.36% of the first year
	Purchase Payments.Therefore, in order to provide you with a monthly payment of $2,000, the annual rider charge assessed against your contract for the first 10 contract years is equal to $6,720 (3.36% multiplied by $200,000). For the charge shown, the Long Life Benefit Annuitant that was age 65 when she elected the rider would need to live to age 83 in order to recoup the charges paid.

The charge will never exceed 5% of the Purchase Payments made to your contract in the first Contract Year. Prior to your first Contract Anniversary, we calculate the amount of Purchase Payments received to date and determine if the GLLB Rider charge to be assessed on your Contract Anniversary exceeds 5%
of that amount.   If we determine that the charge exceeds 5% of the Purchase
Payments you have made to date, we will provide written notice to you indicating the additional Purchase Payments needed so your charge does not exceed the 5% maximum. (For this purpose, we will waive the $10,000 minimum Purchase Payment requirement in order to allow you to make such additional
Purchase Payments.)   We will also provide the amount of the recalculated Long
Life Benefit Payments if you choose not to make additional Purchase Payments to your contract. Written notice will be given 60 days prior to your Contract Anniversary. You will have until your first Contract Anniversary to make additional Purchase Payments to your contract or your Long Life Benefit Payments will be reduced.

	Maximum Charge Example 1:   Assume you are a 65-year old male,
	requesting a Long Life Benefit Payment of $2,000 per month with a
	deferral period of 15 years.   The annual rider charge is determined
	to be $6,720 as described above. Prior to your Contract Anniversary, we determined that you have made $250,000 in Purchase Payments to your contract. Because the rider charge of $6,720 does not exceed 5% of $250,000 ($12,500), you will not need to make additional Purchase Payments to your contract and we will deduct the $6,720 rider charge on the first Contract Anniversary.

	Maximum Charge Example 2:   Assume that 60 days prior to the Contract
	Anniversary we determine that $100,000 in Purchase Payments have been made to your contract. We calculate the maximum charge for your contract to be $5,000 (5% of $100,000). Because the rider charge of $6,720 exceeds $5,000, we will notify you of the need for additional Purchase Payments in order for you to retain the Long Life Benefit Payments that you elected when we issued the contract. In this
	example, you will need 	to make a Purchase Payment in the amount of
	$34,400 to reach the 5% maximum. We determine this by taking the current rider charge of $6,720 and dividing it by 5% to get $134,400,
	the minimum amount of Purchase 	Payments needed to reach the 5%
	maximum.   We then subtract the $100,000 in Purchase Payments
	already made to your contract to get $34,400 ($134,400 minus $100,000). If on your Contract Anniversary, the amount of Purchase Payments received does not equal $134,400, we will recalculate your Long Life Benefit Payments so that the charge does not exceed 5% of the first contract year Purchase Payments. We will send you a new contract data page reflecting the new GLLB Rider charge and Long Life Benefit
	Payment amount.

Before electing any optional benefit, you should consult your financial advisor to help you consider the costs, benefits and risks of the benefit option for your particular circumstances. You or your registered representative may call us for a current quote regarding the GLLB Rider charge that applies to you.

ANNUAL ADMINISTRATION MAINTENANCE CHARGE
Currently during the Accumulation Phase, we deduct a $40 annual administration maintenance charge from your contract on the last day of each Contract Year and if you withdraw the entire Contract Value.  This charge is deducted from
your Sub-account allocations as described in your contract.   The charge will
never be greater than $50. We will not deduct this charge if the value of your contract is at least $50,000 when the deduction is to be made.

SURRENDER CHARGE
A surrender charge may be assessed on withdrawals in excess of your free withdrawal amount that is described below. This charge is for expenses incurred in connection with the promotion, sale, and distribution of the contracts. If the surrender charge is insufficient, excess amounts resulting from the mortality and expense risk charge and other charges may be used to recover these expenses.

The contract bases the surrender charge on the length of time each Purchase Payment is in your contract. Each Purchase Payment begins a new surrender charge period. The surrender charge is stated as a percentage of the amount
withdrawn, including the amount deducted for the surrender charge.   It starts
at 7% and declines as follows:
-----------------------------------------------------------

	Complete Years
	Elapsed Since
	Purchase Payment
	Received		0   1  	2   3  	4   5  6  7
------------------------------------------------------------

	Surrender Charge
	(as a % of Purchase
	Payment  Withdrawn)	7% 7%  7%  6%  6%  5% 4% 0%
------------------------------------------------------------

Unless you tell us otherwise, when the withdrawal is for only part of the value of your contract, the surrender charge is deducted from the withdrawal amount prior to us making a payment to you. For the purpose of calculating the charge, we treat Purchase Payments as being withdrawn on a first-in, first-out basis meaning the oldest Purchase Payment is considered to be withdrawn first, the next oldest Purchase Payment is considered to be withdrawn next, and so on.See Appendix A for an example of how the surrender charge is applied.

We will not assess the surrender charge for:

	-	annuity payments;

	-	Repetitive Withdrawals taken over life expectancy;

	-	eligible healthcare confinement withdrawals;

	-	death benefits; and

	-	premium taxes.

We may reduce or eliminate the amount of the surrender charge when the contract is sold under other circumstances which reduce our sales expense. See Section 10 - Other Information.

FREE WITHDRAWAL AMOUNT
Your contract has a free withdrawal amount. There is no surrender charge on the first 10% of your Contract Value withdrawn in a Contract Year. We determine whether you have withdrawn more than 10% of the Contract Value at the time of surrender. If you take more than one withdrawal in a Contract Year, the previous withdrawals in the Contract Year are added to the current Contract Value to determine whether more than 10% of the Contract Value has been withdrawn in that Contract Year. In addition, there is no withdrawal charge on the first withdrawal you make in a Contract Year, but the surrender charge may apply.

WAIVER OF SURRENDER CHARGES UPON HEALTHCARE CONFINEMENT
If approved in your state, there is no surrender charge on withdrawals you make while you are confined in an eligible healthcare facility or within 60 days after your release. In order to be eligible for this waiver, we must receive proof that your confinement has continued for 30 or more consecutive
days and that your confinement began after your Contract Date.   If you are
confined to a healthcare facility on the Contract Date, you are not eligible for this waiver of surrender changes until after the first Contract Year. Please see your contract for more information.

WITHDRAWAL CHARGE
We will deduct a separate withdrawal charge equal to $25 after the first withdrawal in a Contract Year unless the withdrawal is taken through electronic funds transfer (EFT). Unless you tell us otherwise, this charge is deducted from the remaining value in your contract.

We will not deduct this charge for annuity payments, Repetitive Withdrawals, or if you withdraw the entire Contract Value. See Section 7 - Access To Your Money for a discussion of Repetitive Withdrawals.

TRANSFER CHARGE
You can make 12 free transfers every Contract Year. If you make more than 12 transfers in a Contract Year, we will deduct a transfer charge equal to $10 or 2% of the amount that is transferred whichever is less. The transfer charge is deducted from the Sub-account that you transfer your funds from. If you transfer the entire balance from an investment option, the transfer fee is deducted from the amount transferred.

If the transfer is part of Dollar Cost Averaging, Appreciation Sweep, Sub-account rebalancing, or Symetra Life approved asset allocation programs, it will not be counted as part of your 12 free transfers.

PREMIUM TAXES
States and other governmental entities (e.g., municipalities) may charge premium taxes. These taxes generally range from 0% to 3.5%, depending on the state, and are subject to change. Some states charge for these taxes at the time each Purchase Payment is made. In this case, Purchase Payments, as discussed in this prospectus, may reflect a deduction for the premium tax. Other states charge for these taxes when annuity payments begin. We may make a deduction from your contract for the payment of the premium taxes assessed in connection with your contract as stated in your contract.

INCOME OR OTHER TAXES
Currently we do not pay income or other taxes on earnings attributable to your contract. However, if we ever incur such taxes, we reserve the right to deduct them from your contract.

PORTFOLIO EXPENSES
There are deductions from and expenses paid out of the assets of the various Portfolios for investment management fees and other operating expenses the Portfolios incur. These expenses are summarized in the fee table of the Portfolio prospectuses. For more detailed information, you should refer to the Portfolio prospectuses.

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6. TAXES
-------------------------------------------------------------------------------

This section and additional information in the SAI discuss how federal income tax applies to annuities in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. No attempt is made to discuss state or other tax laws. Symetra Life does not guarantee the tax treatment of any contract or any transaction involving a contract. You should consult a competent tax adviser about your individual circumstances.

ANNUITY CONTRACTS IN GENERAL
Under the Code, you generally do not pay tax on contract earnings until received. Different tax rules apply to Purchase Payments and distributions depending on how you take money out and whether your contract is qualified or non-qualified.

Earnings for corporate owned contracts and other contracts not owned for the benefit of natural persons are generally taxed as ordinary income in the current year. Exceptions may apply. For example, contracts by a trust which holds the contract as an agent for a natural person, contracts held for non-qualified deferred compensation arrangements, and contracts held for qualified retirement plans may be able to defer tax on earnings until money is withdrawn from the contract.

DEATH BENEFITS
The rules governing taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as lump sum or annuity payments. Estate or gift taxes may also apply.

QUALIFIED CONTRACTS
Contracts purchased as an IRA, Roth IRA, SIMPLE IRA, SEP IRA, TSA, Roth TSA, 457 plan or other retirement plan, are referred to as "qualified contracts" because they are qualified under the Code to provide tax deferral for retirement purposes. You do not have to purchase an annuity contract to qualify for the tax deferral offered by these retirement plans. There may be other investment vehicles that can be purchased for your retirement plan. However, an annuity contract has features and benefits other than tax deferral that may make it an appropriate investment for your retirement plan. Numerous special tax rules apply to the participants in qualified plans and to contracts used in connection with qualified plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the contract with qualified plans. You should consult your tax adviser regarding these features and benefits before you buy a qualified contract.

Qualified contracts are subject to special rules and limits on Purchase Payments and distributions that vary according to the type of retirement plan. Ineligible or excess contributions to certain retirement plans can result in substantial penalties and possible loss of the contract's or retirement plan's qualified status. Tax penalties of 10% or more, may apply to certain distributions; for example if you are under age 59 1/2 and not disabled as defined by the Code. There may be substantial penalties if you fail to take required minimum distributions, usually beginning by age 70 1/2.

Under federal tax law, IRAs and Roth IRAs both limit the amount of annual contributions an individual can contribute to his or her IRA or Roth IRA. The IRA and Roth IRA annual contribution limit for 2008 of $5,000 is lower than the minimum Purchase Payment of $10,000 that we accept. Therefore, you may only contribute Purchase Payments that are rollover contributions of $10,000 or more from other eligible retirement plans.

Furthermore, under final regulations issued by the IRS, the value of "other benefits" provided under annuity contracts are included for purposes of calculating required minimum distributions. These other benefits include the value of any guaranteed minimum death benefits provided under your contract or the value of optional benefits, such as the Capital Preservation Rider. These benefits will be considered in calculating required minimum distributions and do impact the amount of your required minimum distribution. If you are purchasing a qualified contract, you should consult a tax adviser.

To the extent Purchase Payments have a zero cost basis (were made with pre-tax dollars), distributions will be taxed as ordinary income. In some cases, you must satisfy retirement plan or Code requirements before you take money out. For example, the Code restricts certain withdrawals from TSAs.

When this contract is issued in connection with a qualified plan, we will amend the contract as necessary to conform to the requirements of the plan. However, you are cautioned that the rights of any person to benefits under the retirement plan may be subject to the terms and conditions of the plans, regardless of the terms and conditions of the contract. In addition, we will not be bound by the terms and conditions of a retirement plan to the extent such terms and conditions contradict the contract, unless we consent.

The taxation of the additional benefits provided by the riders offered in this contract is complex. The IRS may disagree with the tax treatment generally described here, or the IRS may issue additional guidance regarding the taxation of these types of rider. Such IRS actions may result in adverse tax consequences for you or additional tax liability. You should consult your tax advisor prior to selecting any optional benefit rider under the contract.

WITHDRAWALS FROM ROTH IRAS AND ROTH TSAS
Qualified distributions from Roth IRA and Roth TSA annuities are entirely federal income tax free. A qualified distribution requires that the individual has held the Roth IRA or Roth TSA for at least five years and, in addition, that the distribution is made after the individual reaches age 59 1/2, on account of the individual's death or disability, or, for Roth IRAs only, as a qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

WITHDRAWALS FOR INVESTMENT ADVISER FEES
Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered taxable distributions from the contract. The IRS has held, however, that the payment of investment adviser fees from a tax-qualified contract need not be considered a distribution for income tax purposes if certain requirements are met. You should consult a competent tax adviser for details.

NON-QUALIFIED CONTRACTS
Contracts purchased with after-tax money and not part of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, TSA, Roth TSA, 457, or other retirement plan, are referred to as non-qualified contracts and receive different tax treatment than qualified contracts. Your cost basis equals the total amount of the after-tax Purchase Payments remaining in the contract.

The Code generally treats distributions as coming first from earnings (also referred to in the internal revenue code as "income on the contract") and then from Purchase Payments. Non-qualified deferred annuity contracts issued by the same insurer to the same Owner in the same year are treated as one contract for tax purposes. Distributions from non-qualified contracts are taxed as ordinary income to the extent they are attributable to earnings. Since you have already been taxed on the cost basis, distributions attributable to Purchase Payments are generally not taxed.

There may be a 10% tax penalty on earnings withdrawn before you reach age 59 1/2. Certain exceptions apply, such as death or disability as defined by the Code.

If the contract's Income Phase occurs at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, gains under the contract could be currently includable in your income.

TAXATION OF ANNUITY PAYMENTS
Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment (or "amount received as an annuity") is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined using an exclusion ratio in a manner that is designed to allow you to recover your after-tax investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

OPTIONAL BENEFIT RIDERS-NON-QUALIFIED CONTRACTS
We generally believe that any amount we add to the contract as a result of the CPR will not be currently taxable to you, and subsequent withdrawals or annuity payments will be taxed as otherwise provided in the "Non-Qualified Contracts" and "Taxation of Annuity Payments" sections. We also generally believe Long Life Benefit Payments will not be taxed until they are received by you.

The taxation of distributions under a contract issued with an optional benefit rider is complex and unclear in certain respects. For instance, it is unclear whether the contract and the Guaranteed Long Life Benefit Rider should be treated for federal income tax purposes as part of a single integrated contract, or as separate contracts. In addition, it is unclear in some circumstances whether annuity payments under the contract and Long Life Benefit Payments constitute amounts received as an annuity that are taxed using an exclusion ratio as described in the "Taxation of Annuity Payments" section, or amounts not received as an annuity that are taxed to the extent of the income on the contract as described in the "Non-Qualified Contracts" section. The IRS might take a position that differs from the position we have taken on the federal income tax treatment of the contract, optional benefit riders, and benefits thereunder. You should consult your tax advisor prior to selecting any optional benefit rider under the contract.

Unless otherwise noted, and absent further guidance to the contrary, we will treat the contract and the optional benefit riders as part of a single integrated annuity contract. Also, we will treat annuity payments under the contract and Long Life Benefit Payments under the GLLB Rider as amounts received as an annuity where (1) the Annuitant under the contract and the Long Life Benefit Annuitant under the GLLB Rider are the same, (2) the Annuity Date under the contract and the Long Life Benefit Commencement
Date under the GLLB Rider are the same, and (3) annuity payments under the contract and Long Life Benefit Payments under the GLLB Rider are paid in the same intervals and on the same dates. However, this treatment might not be available in other circumstances.

For example, if the Annuity Date and the Long Life Benefit Commencement
Date are different, we will treat amounts paid prior to the annuity commencement date as amounts not received as an annuity. If the Annuity
Date is prior to the Long Life Benefit Commencement Date, we may or may not treat annuity payments made prior to the Long Life Benefit Commencement Date as amounts received as an annuity, depending on the facts and circumstances. For instance, we will treat annuity payments made prior to the Long Life Benefit Commencement Date as amounts not received as an annuity if the annuity payments can cease prior to the Long Life Benefit Commencement
Date. This can occur, for example, if (1) you choose annuity payments over a fixed term that expires prior to the Long Life Benefit Commencement Date, or (2) the Annuitant and Longevity Annuitant are different people, you choose annuity payments under the contract for the life of the Annuitant, and annuity payments will cease if the Annuitant dies prior to the Long Life Benefit Commencement Date.

In addition, in order for distributions to be treated as amounts received as an annuity, they must be payable in periodic installments at regular intervals. If the annuity payments under the contract and Long Life Benefit Payments are paid in different intervals (e.g., annuity payments are made annually and Long Life Benefit Payments are made monthly) or on different dates (e.g., annuity payments are made on the first of the month, and Long Life Benefit Payments are made on the 15th of the month), we will treat the annuity payments and the Long Life Benefit Payments as amounts not received as an annuity.

We do not believe that the fees and charges associated with any optional benefit provided under the contract should be treated as taxable withdrawals. However, it is possible that the IRS may take the position that the fees and charges deducted for certain optional benefit riders, including the CPR and the GLLB Rider, are deemed to be taxable distributions that are subject to the 10 percent penalty tax on certain distributions made before age 59 1/2 described in the "Non-Qualified Contracts" section. Alternatively, if the contract and GLLB Rider are treated as separate contracts for federal income tax purposes, when a distribution is made under the contract or Rider, any GLLB Rider charges deducted during the 12 months prior to the distribution could be treated as taxable withdrawals that are subject to the 10% penalty tax for the year in which the charges were deducted.

In the case of a taxable withdrawal from a contract issued with an optional benefit rider, it is possible that the IRS may determine that the income on the contract, and thus the taxable portion of the withdrawal, should be increased to reflect certain amounts under the CPR and GLLB Rider, in addition to the Contract Value.

In general, any amount actually received under the contract as a death benefit, including an optional death benefit, will be treated for tax purposes as provided in the "Non-Qualified Contracts" and "Taxation of Annuity Payments" sections.

As mentioned above, distributions prior to age 59 1/2 are subject to a 10% penalty tax, subject to certain exceptions. One exception is for distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary. Whether annuity payments or Long
Life Benefit Payments made prior to age 59 1/2 satisfy this exception will depend on the manner in which such payments are made under the facts and circumstances of each case. We generally will not treat payments made prior to age 59 1/2 as satisfying this exception if the Annuity Date and Long
Life Benefit Commencement Date are different.


EFFECT OF CIVIL UNIONS
For non-qualified and qualified annuities, there may be certain distribution options or elections available under federal tax law to beneficiaries who are
"spouses" as defined under federal tax law.   However, these same options may
not be available to surviving beneficiaries who are "civil union partners" under the law of certain states. The law regarding civil union partnerships and the rights and benefits of civil union partnerships under federal law is evolving and complex. Therefore, if you have entered into a civil union partnership, you should contact your legal advisor to discuss the availability of options and elections available to your surviving civil union partner.

EXCHANGES
From time to time we may offer programs under which certain variable annuity contracts previously issued by us may be exchanged for the contracts offered by this prospectus. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax adviser. Generally you can exchange one non-qualified contract for another in a tax-free exchange under Section 1035 of the Code. In addition, if your contract is a qualified contract, then it will generally qualify as a tax free rollover or transfer.

If you exchange part of an existing contract for the contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax-free exchange. Rather, the exchange may be treated as if you had made a taxable withdrawal from the existing contract and then purchased the contract. Subject to certain exceptions, some or all of the amount exchanged into the contract could be includible in your income and subject to the 10% tax described in the "Non-Qualified Contracts" section.

Before making an exchange, you should compare both contracts carefully.
You may have to pay a surrender charge on your existing annuity contract; other charges may be higher (or lower) and the benefits may be different. You should not exchange another variable annuity contract for this one unless you determine that, after knowing all the facts, the exchange is in your best interest. Also, you should consult your tax advisor in connection with an exchange involving the contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.

A transfer or assignment of ownership of a contract, the designation of an Annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain tax consequences to you that are not discussed here. An Owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.



DIVERSIFICATION/OWNERSHIP
Variable annuity contracts receive tax deferral as long as the Sub-accounts meet diversification standards set by Treasury Regulations. This favorable tax treatment allows you to select and make transfers among Sub-accounts without paying income tax until you take money out. We believe the Sub-accounts offered under the contract are being managed to comply with existing standards.

In certain circumstances, a variable contract owner may be considered the owner of the assets of a segregated account, such as the Separate Account, if the IRS deems the owner to possess "ownership" in those assets, such as the ability to exercise investment control over the assets. Under this contract, you have the option to invest in a number of Sub-accounts. To date, neither Treasury Regulations nor the Code give specific guidance as to the circumstances under which your contract might lose its tax favored status as an annuity because of the number and type of Sub-accounts you can select from, and the extent to which you can make transfers. If issued, such guidance could be applied either prospectively or retroactively and result in you being treated as the owner of the Separate Account investments, thereby resulting in the loss of the favorable tax treatment as an annuity contract. Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment. However, there is no assurance that such modifications would be successful.

TAX WITHHOLDING
Generally, federal income tax is withheld from the taxable portion of withdrawals at a rate of 10%. Withholding on periodic payments as defined by the Code is at the same rate as wages. Typically, you may elect not to have income taxes withheld or to have withholding done at a different rate. Certain distributions from 403(b) or governmental 457 plans , which are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes that may be imposed by your country of citizenship or residence. You should consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

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7. ACCESS TO YOUR MONEY
-------------------------------------------------------------------------------

Under your contract, money may be accessed:

	-	by making partial withdrawals during the Accumulation Phase;

	-	surrendering your contract during the Accumulation Phase;

	-	by taking repetitive withdrawals;

	-	by receiving payments during the Income Phase (see Section
		2 - Annuity Payments); or

	-	when a death benefit is paid to your Beneficiary (see Section
		9 - Death Benefit and Optional Death Benefit Rider).

Partial withdrawals and surrenders are payable within seven calendar days.

During the Accumulation Phase, you can make partial withdrawals from the amount available under your contract by writing to us at our Home Office. Partial withdrawals must be at least $500, or the Contract Value if less. Unless you tell us otherwise, partial withdrawals will be made pro rata from your Sub-account allocations. If a withdrawal would result in the remaining balance in a Sub-account being less than $500, you must transfer the entire amount out of the Sub-account. Once we receive your request, withdrawals from the Sub-accounts will be effective as of the next close of the NYSE.

A withdrawal may have a surrender charge, a withdrawal charge, and, if you withdraw the entire Contract Value, an annual administration maintenance charge. An example of how the charges are applied to a withdrawal is shown in Appendix A. Unless you tell us otherwise, when the withdrawal is for only part of the value of your contract, the charges are deducted from the withdrawal amount prior to us making a payment to you. There are situations
where all or some of these charges do not apply.   See Section 5 - Charges &
Expenses for a discussion of the applicable charges.

Withdrawals may be restricted or prohibited by the terms of qualified contracts.

SURRENDERING YOUR CONTRACT
You can surrender you contract for its Contract Value at any time before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request at our Home Office. All benefits other than the GLLB Rider, if applicable, will terminate as of the date we receive the required information to process your surrender request. We will determine your surrender value as of the next close of the NYSE after we have received the required information to process your request. We will pay you the surrender value within 7 calendar days.

The surrender value will be equal to your Contract Value minus any applicable surrender charge, withdrawal charge, annual administration maintenance charge, and pro-rated rider charges.

If you have purchased the GLLB Rider, you will still be entitled to the Long Life Benefit Payments as described in Section 8 - Guaranteed Long Life Benefit Rider.

REPETITIVE WITHDRAWALS
Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or fixed percentage of Contract Value that you request from a specified Sub-account monthly, quarterly, semi-annually or annually. You may request repetitive withdrawals by completing the appropriate form and ending it to our Home Office. Repetitive withdrawals may be used to avoid tax penalties for premature withdrawals or to satisfy distribution requirements of certain retirement plans. To do this they must be a series of substantially equal withdrawals made at least annually and based on:

	-	your life expectancy; or

	-	the joint life expectancy of you and a Beneficiary.

You may begin repetitive withdrawals based on life expectancy by providing us with your gender and verification of age in order for us to calculate the monthly, quarterly, or annual withdrawal amount. We calculate the amount of a repetitive withdrawal based on life expectancy by dividing the Contract Value by the life expectancy of the Owner as determined by using the IRS single life table. If it is a joint life expectancy, then we divide the Contract Value by the life expectancy of the Owner and joint Owner (or Beneficiary) by the IRS joint life table.

	Example One: Assume that the Contract Value is equal to $100,000 and the Owner requests a repetitive withdrawal and is age 55. Based on the IRS single life table, the life expectancy of an Owner age 55 is
	29.6 years. The first repetitive withdrawal amount is equal to $100,000 divided by 29.6 which equals an annual payment of $3,378.38.

	Example Two: Assume that in one year, when the contract Owner is age 56, the Contract Value is equal to $101,453. The life expectancy of the Owner is 28.7 years. The repetitive withdrawal amount is equal to $101,453 divided by 28.7 which equals an annual payment of $3,534.95.

Repetitive withdrawals that are based on life expectancy may allow you to avoid the early withdrawal tax penalty of 10% that you would otherwise pay for
taking withdrawals prior to age 59 1/2.   If you take additional withdrawals or
otherwise modify or stop these repetitive withdrawals, however, there may be tax consequences and penalties. You should talk to your tax advisor for more information on taking repetitive withdrawals to avoid the 10% tax penalty.

If you make repetitive withdrawals that are not based on life expectancy, the same restrictions, income taxes, and tax penalties that apply to any other withdrawals also apply to repetitive withdrawals.

WITHDRAWAL RESTRICTIONS
Your right to make withdrawals or surrender the contract is subject to any restrictions imposed by applicable law or retirement plans.

There are certain restrictions imposed on withdrawals of contracts used as funding vehicles for Tax Sheltered Annuities ("TSAs"). Withdrawals attributable to salary reduction contributions to TSAs for years after 1988 and any earnings accrued after 1988, cannot be taken out unless:

	-	you attain age 59 1/2;

	-	you leave your job;

	-	you die or become disabled as defined by the Code;

	-	you experience a qualifying hardship (applies to contributions
		only);

	-	you divorce and a distribution to your former spouse is permitted
		under a Qualified Domestic Relations Order; or

	-	you are a member of the National Guard or Reserves, are called
		to active duty and request a qualified reservist distribution.

In the case of all qualified contracts, tax penalties may apply to withdrawals. There may also be restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made. However, these restrictions on withdrawals do not affect rollovers or transfers between certain retirement plans.

MINIMUM VALUE REQUIREMENTS
You must withdraw the entire amount out of an investment option if, after a withdrawal, the remaining value in the investment option would be less than $500.Similarly, you must withdraw the entire Contract Value and your contract will terminate if, after a withdrawal, the remaining Contract Value would be less than the minimum, if any, stated in your contract. However, negative investment performance alone will not cause a forced withdrawal.

Withdrawals, including any charges, reduce the number of Accumulation Units and the death benefit. Income taxes, tax penalties and certain restrictions may also apply. See Section 6 - Taxes.

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8. OPTIONAL LIVING BENEFIT RIDERS
-------------------------------------------------------------------------------
If approved in your state, there are two optional living benefit riders available under this contract. You can elect one or both riders when you purchase the contract. These riders can also be combined with the Guaranteed Minimum Death Benefit Age Extension ("GMDB-Age Extension") rider.

CAPITAL PRESERVATION  RIDER
The contract offers the Capital Preservation Rider ("CPR"), which you may purchase on your Contract Date or any subsequent contract anniversary. This rider guarantees a return of your Contract Value over either a 7- or 10-year term as elected by you (the "Guaranteed Term"). At the end of the Guaranteed Term, your Contract Value will be no less than the Contract Value at the beginning of the Guaranteed Term, regardless of market performance. However, withdrawals and charges that are deducted from the contract after this option is elected will reduce the value of the guarantee proportionally. The reduction in the Guaranteed Base may be greater than the dollar amount of the withdrawal. Please see the examples below under "Effect of Withdrawals on Guaranteed Base".

Please note that any amount that we may pay or make available under the rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.There are several important points to consider before purchasing the CPR:

	-	Once the rider is purchased, subsequent Purchase Payments are
		not included in the calculation of the Guaranteed Base. Therefore, if you intend to make additional Purchase Payments to your contract, you should carefully consider whether the CPR is appropriate for you.

	-	While the rider is in effect, you must allocate your Purchase
		Payments in accordance with the CPR allocation requirements.

	-	Because your Contract Value may be greater than or equal to
		the Guaranteed Base at the end of the Guaranteed Term, you may never need to rely on the CPR. Thus, you may be paying for a benefit that you never receive. We will not refund the charge if a benefit is not provided under the CPR.

	-	Withdrawals will reduce the Guaranteed Base in the same
		proportion that the withdrawal reduces your Contract Value.
		Thus, withdrawals may significantly reduce or eliminate the value of the CPR.

	-	Once the rider is elected, it cannot be canceled.

Purchasing the CPR
You may purchase the CPR on the Contract Date or any subsequent contract anniversary if:

	-	on that date the oldest Owner, or if a non-natural Owner,
		the oldest Annuitant, is under age 86;

	-	the Annuity Date is not prior to the end of the Guaranteed
		Term selected; and

	-	the rider is available for sale on such date.

If you have a qualified contract and are within seven or ten years of your required beginning date for required minimum distributions (generally age
70 1/2), federal tax law may require that you begin taking withdrawals before the end of your Guaranteed Term, thus limiting the value of the CPR. Consult a tax adviser before purchasing the CPR (or choosing a step-up) under a qualified contract.

CPR Allocation Requirements
If you purchase the CPR, your entire Contract Value must be invested in accordance with the allocation requirements described below. You must allocate all your Purchase Payments and Contract Value to only the following Sub-accounts.

	-	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio -
		Class I

	-	Ibbotson Balanced ETF Asset Allocation Portfolio - Class I

	-	Ibbotson Conservative ETF Asset Allocation Portfolio - Class I

	-	Ibbotson Growth ETF Asset Allocation Portfolio - Class I

	-	Ibbotson Income and Growth ETF Asset Allocation Portfolio -
		Class I

Your Contract Value may be invested in one or more of the Sub-accounts listed above and in any percentage you choose. Any transfer outside these Sub-accounts will result in the termination of the CPR. We reserve the right to change the allocation requirements under this rider. Any changes will be communicated to you in writing. If you do not allocate your Contract Value according to the new allocation requirements, the CPR will terminate and we will not refund any charges already assessed.

How It Works
The CPR allows for an additional amount to be added to your Contract Value at the end of either a 7-year or 10-year Guaranteed Term, (as elected by you at the time of purchase) if, on that day, the Contract Value is less than a specified amount ("Guaranteed Base"). The Guaranteed Base is equal to either:

	-	Your initial Purchase Payment, if the CPR is purchased on
		our Contract Date; or

	-	Your Contract Value, if the CPR is purchased on a contract
		anniversary.

Once the rider is purchased, any subsequent Purchase Payments will not be included in the Guaranteed Base but will be subject to the allocation requirements under the rider. The charge assessed for this rider will be ased on the entire Contract Value at the time the charge is assessed. If you anticipate making additional Purchase Payments after you purchase the CPR (which will not be added to the Guaranteed Base) you should carefully examine this rider and consult your adviser regarding its suitability.

On the last day of the Guaranteed Term, we will determine if your Contract Value on that date is more or less than the Guaranteed Base. If for any reason the NYSE is closed on the last day of the Guaranteed Term, we will
make the determination on the next regular Business Day.   If your Contract
Value is less, we will add the difference to your Contract Value and the rider will terminate. If your Contract Value is more, nothing will be added to your Contract Value and the rider will terminate.

	Example One: Assume you purchase the CPR on your Contract Date with an initial Purchase Payment and Guaranteed Base of $150,000. At the end of your Guaranteed Term, your Contract Value is equal to $100,000.
	The amount we will add to your contract is the difference between:
	(a)	$150,000 (Guaranteed Base); and
	(b)	$100,000 (Contract Value).

	Therefore we will add the difference of $50,000 to your Contract Value. The rider will then terminate.

	Example Two: Assume you purchase the CPR on your Contract Date with an initial Purchase Payment and Guaranteed Base of $150,000. At the end of your Guaranteed Term, your Contract Value is equal to $200,000.

	Because the current Contract Value is greater than your Guaranteed Base, nothing will be added to your Contract Value and the rider will terminate.

	Example Three: Assume you purchase the CPR on your Contract Date with an initial Purchase Payment and Guaranteed Base of $150,000. A day before the end of your Guaranteed Term, your Contract Value is equal to $120,000. On this same day you deposit another Purchase Payment of $35,000 into your Contract raising your Contract Value to $155,000. Your Guaranteed Base remains $150,000. At the end of the next day, the end of your Guaranteed Term, your Contract Value is equal to $154,000.

	Because the current Contract Value is greater than your Guaranteed Base, nothing will be added to your Contract Value and the rider will terminate.

Any money to be added to your Contract Value under this rider will be added at the end of the last Business Day of the Guaranteed Term. The additional amount added to the Contract Value will be allocated pro-rata according to your current Sub-account allocation percentages.

Effect of Withdrawals on the Guaranteed Base
During the Guaranteed Term, the following will reduce the Guaranteed Base:

	-	withdrawals (including applicable withdrawal and surrender
		charges); and,

	-	GLLB Rider charges (if applicable).

After each withdrawal during a Guaranteed Term, the Guaranteed Base will be reduced and recalculated by:

	-	Multiplying the Guaranteed Base prior to the withdrawal by
		the Contract Value after the withdrawal; and

	-	Dividing that amount by the Contract Value prior to the
		withdrawal.

The reduction in the Guaranteed Base may be greater than the dollar amount of the withdrawal.

	Example One: Assume your Contract Value is equal to $115,000 and your Guaranteed Base is equal to $100,000 prior to the requested withdrawal. You make a withdrawal of $10,000. The Guaranteed Base would be recalculated as follows:

	Guaranteed Base prior to the withdrawal		$100,000
				multiplied by
	Contract Value after the withdrawal		$105,000
				Divided by
	the Contract Value prior to the withdrawal	$115,000
					Equals
	The Recalculated Guaranteed Base 	= 	$91,304


Withdrawals may reduce your Guaranteed Base by more than the dollar amount of the withdrawal.

	Example Two: Assume your Guaranteed Base is equal to $100,000. However, your Contract Value is equal to $10,000 prior to the requested withdrawal.
You make a withdrawal of $5,000. The Guaranteed Base would be recalculated as follows:

Guaranteed Base prior to the withdrawal		$100,000
	multiplied by
Contract Value after the withdrawal		$5,000
Divided by
the Contract Value prior to the withdrawal		$10,000
Equals
The Recalculated Guaranteed Base
= 	$50,000


Optional Guaranteed Base Increase
On the second contract anniversary of the effective date of this rider or any other contract anniversary thereafter (the "Step-up Date"), you may choose to increase your Guaranteed Base. This option is available on the Step-up Date only if:

	-	the Contract Value exceeds the Guaranteed Base then in effect;

	-	the rider is currently available for sale;

	-	the oldest Owner, or if a non-natural Owner, the oldest
		Annuitant, is under age 86; and

	-	the Annuity Date is not prior to the end of the new Guaranteed
		Term selected.

Your election must be received in writing at our Home Office within 30 calendar days prior to the applicable contract anniversary. The new Guaranteed Base will be equal to your Contract Value as of the Step-Up Date. A new Guaranteed Term will start on the contract anniversary and the rider charge may increase. The new Guaranteed Term will be the same duration as the term originally chosen at the time of purchase. For example, if you elect a 7-year term at the time of purchase and you choose to increase your Guaranteed Base, the new Guaranteed Term will be a 7-year term. If the rider charge for new contracts is higher than your rider's current charge, we will increase the charge for your rider. If the rider charge for new contracts is lower than your rider's current charge, your rider charge will remain unchanged. You do not need to choose to increase your Guaranteed Base if you do not want to increase the charge for your rider. Also, if the current Contract Value is less than the Guaranteed Base then in effect, the Guaranteed Base will not be reduced and will remain unchanged. Only one Guaranteed Term may be in effect at any given time.

Termination
The CPR will automatically terminate at the end of the Guaranteed Term, or if earlier on:

	-	The Business Day any portion of the Contract Value is no
		longer invested according to the asset allocation requirements;

	-	The date of death of any  Owner;

	-	The date of death of any Annuitant if the Owner is a non-
		natural person;

	-	The date of full surrender of the contract; or

	-	The Annuity Date.

If the CPR terminates, you must wait at least one Contract Year following the effective date of termination before you may repurchase the CPR. Upon the death of the oldest Owner, a spousal Beneficiary may not elect to continue the rider.

GUARANTEED LONG LIFE BENEFIT RIDER
The contract offers the Guaranteed Long Life Benefit rider ("GLLB Rider") which guarantees that we will make Long Life Benefit Payments to the Payee if the rider is in force on the Long Life Benefit Commencement Date and the Long Life Benefit Annuitant is alive. The Long Life Benefit Payments will continue as long as the Long Life Benefit Annuitant is alive. You may only elect this rider when you purchase your contract and we will deduct an additional charge. This rider is only available for non-qualified contracts. The contract may only be purchased by one Owner; we do not allow purchases by joint Owners. If the Owner is a non-natural person, then only one Annuitant may be named; we do not allow joint Annuitants.

This rider has no cash value and does not provide a death benefit. Please note that any amount that we may pay or make available under the rider is subject to our financial strength and claims-paying ability.

The GLLB Rider provides assurance that you will not outlive your income if certain conditions are met. Because it can be less expensive to buy future uaranteed income now rather than at the time when you want income payments to start, this rider may be a useful component of an overall retirement plan to protect against longevity risk. However, there are several important points to consider before purchasing the GLLB Rider:

	-	If the Long Life Benefit Annuitant dies prior to the Long Life
		Benefit Commencement Date, the rider will be terminated and we will not refund the charge that you paid. Therefore, you may be paying for a benefit that you never receive.

	-	Even if the Long Life Benefit Annuitant reaches the Long Life
		Benefit Commencement Date, the GLLB Rider charges collected during the first 10 Contract Years may exceed the Long Life Benefit Payments actually paid out. Under the GLLB Rider, we are only required to make Long Life Benefit Payments as long as the Long Life Benefit Annuitant is alive. For example, the Long Life Benefit Annuitant may die just a few months after Long Life Benefit Payments have begun. In that case, no further payments will be made and it is likely that you will have paid more in charges then you received in Long Life Benefit Payments.

	-	The charge varies by contract and is based on the age and sex
		of the Long Life Benefit Annuitant,  and deferral period chosen.

		The charge is deducted from the Contract Value. Because you may use your Contract Value to purchase annuity payments, your annuity payments may be less if you choose this rider. However, we do not reduce Long Life Benefit Payments if you choose to annuitize your contract after the 10th Contract Year.

	-	The Long Life Benefit Payments are separate from and in
		addition to any annuity payments.

	-	If you withdraw your entire Contract Value or annuitize your
		contract prior to the 10th contract anniversary, we will reduce the amount of the Long Life Benefit Payments.
		The reduced Long Life Benefit Payments will generally be significantly less than the originally selected
		Long Life Benefit Payments.

	-	If you withdraw your entire Contract Value or annuitize
		your contract after the 10th contract anniversary but before the Long Life Benefit Commencement Date, there will be no reduction in Long Life Benefit Payments. The
		Long Life Benefit Payments will commence on the Long
		Life Benefit Commencement Date.

	-	Once the rider is elected, it cannot be canceled.

Long Life Benefit Annuitant:   The Long Life Benefit Annuitant is the person
on whose life the Long Life Benefit Payments are based. Once the Long Life Benefit Annuitant is selected, it cannot be changed. The Long Life Benefit Annuitant must be the same as the Owner. For non-natural Owners, the Long Life Benefit Annuitant must be the same as the Annuitant. At the time of election, the Long Life Benefit Annuitant must be no younger than age 50 and no older than age 75. The Owner selects the amount of each payment and a deferral period on the contract application. The Long Life Benefit Payments will begin at the end of the deferral period. We call this the Long Life Benefit Commencement Date.

Long Life Benefit Commencement Date: The Long Life Benefit Commencement Date is the date of the first Long Life Benefit Payment and is selected by the Owner on the contract application. Once the Long Life Benefit Commencement Date is selected it cannot be changed. The time between the Contract Date and the Long Life Benefit Commencement Date is referred to as the deferral period. Deferral periods of five-year increments are allowed beginning 15 years from the Contract Date and ending 35 years from the Contract Date. The age of the Long Life Benefit Annuitant plus the deferral period chosen cannot exceed age 95.

Long Life Benefit Payments: If the Long Life Benefit Annuitant is alive on the Long Life Benefit Commencement Date, Long Life Benefit Payments will begin. These payments will be made monthly and must be at least $500 and no more than $40,000.00. You choose the amount of the Long Life Benefit Payment when you elect this rider. The amount of the Long Life Benefit Payment cannot be changed except as described below under Reduced Long Life Benefit Payments and
in Section 5- Optional Benefit Charges.   Because the charge for this rider
may be significant in relation to the Purchase Payments made to the contract, you should consult with your registered representative to determine the charge applicable to your desired Long Life Benefit Payment prior to choosing an amount. Over time the charge assessed for this rider may reduce your Contract Value to zero. If the Contract Value is reduced to zero or you annuitize your contract prior to the 10th contract anniversary, we will reduce the amount of the Long Life Benefit Payments as described below in the Reduced Long Life Benefit Payments section. The Long Life Benefit Payments are separate from and in addition to any annuity payments if you choose to annuitize your contract. Once started, Long Life Benefit Payments will continue as long as the Long Life Benefit Annuitant is alive. If the Contract Value is withdrawn after the 10th contract anniversary or the Contract Value is reduced to zero for any reason, the GLLB Rider will remain in effect and payments will be begin on the Commencement Date.

Reduced Long Life Benefit Payments: We will reduce your Long Life Benefit Payments if, prior to the 10th contract anniversary, the Contract Value is annuitized or the Contract Value remains insufficient to cover the rider charge after the grace period allowed. If 60 days prior to a Contract Anniversay your Contract Value is insufficient to cover the rider charge, we will provide you written notice of the deficit and allow you to make additional
Purchase Payments to the contract.(For this purpose, we will waive the $10,000 minimum Purchase Payment requirement in order to allow you to make such additional Purchase Payments.) If, after the 60-day period, the Contract Value remains insufficient to assess the rider charge, we will reduce your Long Life Benefit Payments. We will send you a new contract data page reflecting the reduced Long Life Benefit Payment amount.

A reduction in Long Life Benefit Payments is permanent and the rider charge will no longer be assessed. If the reduced Long Life Benefit Payment amount is less than $500, we may change the payment frequency. The reduced Long
Life Benefit Payments begin on the Long Life Benefit Commencement Date as originally stated in your contract and are calculated based upon the rider
charges previously paid.   To calculate the reduced Long Life Benefit Payments
we calculate an accumulation value based upon the rider charges paid and apply this amount to minimum annuity factors based on the Annuity 2000 mortality table as shown in your contract. The reduced Long Life Benefit Payments are not proportionate. They are reduced to the minimums allowed by state law and may be significantly less than the original Long Life Benefit Payments. In the following examples, the reduced amount is calculated as eighty-seven and one-half percent (87.5%) of the rider charges paid, less fifty dollars ($50) per year, accumulated to the end of the deferral period at an interest rate of three percent (3%) per year. These amounts and percentages are based on your state's nonforfeiture laws that set the values and percentages that may be used to calculate the smallest reduced benefits payable under the GLLB Rider.

	Example: Assume that at the time of purchase, a 65 year old male
	elected a 15-year deferral period and a Long Life Benefit Payment
	of $250 per month.   This resulted in an annual rider charge of $1,000
	for the first 10 contract years. In the 8th Contract Year, the Contract Value was reduced to zero causing a reduction in the Long Life
	Benefit Payments. The reduced amount would be calculated by multiplying the $7,000 paid in rider charges by 87.5%, less $50 per year, accumulated at 3% interest to the end of the deferral period.
	This is equal to $7,563.31. The $7,563.31 is applied to the annuity purchase rate table for an 80 year old (65 plus 15) male resulting in a reduced Long Life Benefit Payment of $60.41 per month. The reduced Long Life Benefit Payment will begin on the original Long Life
	Benefit Commencement Date.

Termination of Rider: If the Long Life Benefit Annuitant dies prior to the Long Life Benefit Commencement Date the rider will be terminated. The date of termination will be the date that proof of death acceptable to us is received at our Home Office. We continue to assess the charge until we receive notice of death; therefore, it is important that we are notified of the death of the Long Life Benefit Annuitant as promptly as possible. Once the rider is terminated, no further rider charges will be assessed.

Proof of Age or Sex: We may require proof of age or sex before beginning Long Life Benefit Payments. If the age or sex of the Long Life Benefit Annuitant has been misstated, Long Life Benefit Payments will be based on the corrected information. Underpayments will be made up in a lump sum with the next scheduled payment. Overpayments will be deducted from future payments
until the total is repaid.   We will not credit interest on underpayments or
charge interest on overpayments. We may require evidence satisfactory to us that the Long Life Benefit Annuitant is living before we make any payment.

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9. DEATH BENEFIT & OPTIONAL DEATH BENEFIT RIDER
-------------------------------------------------------------------------------
STANDARD DEATH  BENEFIT AND AGE EXTENSION RIDER

Standard Death Benefit
Your contract provides you with a standard death benefit payable during the Accumulation Phase. If you are younger than age 75, the standard death benefit is designed to protect your Contract Value from potentially poor investment performance and the impact that poor investment performance could have on your death benefit. When you die and you are younger than age 75 at the time of death, the standard death benefit is the greater of:

	(a) 	Your Contract Value on the date all proof of death acceptable
		to us, such as a certified death certificate, plus written direction regarding how to pay the death benefit are completed and in a form acceptable to us. If we have not received all the required paperwork by the 6-month anniversary of death, then we will use the 6-month anniversary Contract Value as described in the Payment of Death Benefit section below;
AND
	(b) 	100% of Purchase Payments with a proportional deduction for
		withdrawals and associated charges. All withdrawals reduce this portion of the calculation in the same proportion that the Contract Value was reduced by the withdrawal. In your contract, part (b) is referred to as the "guaranteed minimum death benefit".

If (b) is greater than (a), then we will add money to your contract to meet the guaranteed minimum provided by this standard death benefit. This additional amount will be allocated to the Sub-accounts in the same proportion that Purchase Payments were last allocated. Thereafter, the Contract Value will be subject to investment performance and applicable charges until the date the death benefit is paid. We will add no more than $1 million to your contract to satisfy the standard death benefit.

The standard death benefit is your Contract Value, when:

	-	You are age 75 or older at the time of death;

	-	There are joint Owners and the younger joint Owner dies; or

	-	You assign your contract or elect to change the ownership of
		your contract.

In other words, item (b) above is set to zero, and your Contract Value is the death benefit.

Therefore, naming joint Owners and making ownership changes will have an mpact on your contract. You should consult your agent or other advisor if ou have questions.

	Example One: Assume Purchase Payments total $100,000 and no withdrawals have been made. The sole Owner is age 65 and the Beneficiary submits all required information to us for processing the death claim by the third-month anniversary of the Owner's death. The Contract Value on the third-month anniversary is $90,000.

	The death benefit equals the greater of

	(a)	$90,000; and

	b)	$100,000.

	Therefore, your standard death benefit is $100,000, and we will add $10,000 to the contract in the same investment allocation as the current Contract Value is invested.

	If in this example the sole Owner had been age 78, there would be no guaranteed minimum death benefit. The Beneficiary would receive $90,000.

	Example Two: Assume the same facts as above but you took a withdrawal of $50,000 prior to your death leaving a Contract Value of $40,000. Your withdrawal reduces (b) in the same proportion that the Contract Value was reduced by the withdrawal as follows:

 	$100,000 x (40,000/90,000) = $44,444.44

	The death benefit equals the great of

	(a)	$40,000; and
	(b)	$44,444.44.

	Therefore, your standard death benefit is $44,444.44 and we will add $4,444.44 to the contract in the same investment allocation as the current Contract Value is invested. In this example, the death benefit was reduced by more than the dollar amount of the withdrawal.

	Example Three: Assume the same facts as Example One above except the Contract Value on the third-month anniversary is $125,000.

	The death benefit equals the greater of

	(a)	$125,000; and

	(b)	$100,000.

	Because the Contract Value exceeds the guaranteed minimum death benefit of $100,000, no additional money will be added by us to the contract, and the Beneficiary will receive $125,000.

Guaranteed Minimum Death Benefit Age Extension ("GMDB-Age Extension")
You may purchase the GMDB - Age Extension rider if available in your state. This benefit is designed to protect your Contract Value from potentially poor investment performance for a longer period of time. It is calculated in the same manner as the standard death benefit described above, but it allows you to extend the guaranteed minimum death benefit of part (b) above to age 95. This is an optional rider available under the contract for an additional charge. If you are under age 75 on the issue date of the contract, you may elect this rider. If the contract is owned by joint Owners, both Owners must be under age 75 as of the Contract Date to elect this rider. You may elect this rider only at the time you purchase the contract.

PAYMENT OF DEATH BENEFIT
We will pay the death benefit upon receipt at our Home Office of proof of death acceptable to us, such as a certified copy of a death certificate, plus written direction from at least one eligible recipient of the death benefit proceeds regarding how to pay the death benefit payment and any other document, forms or information we need as described in your contract. The amount of the death benefit will include any interest required by state law.

If we are required under the standard death benefit to add money to your contract, then we will calculate the amount to be added on the date we receive due proof of death acceptable to us and written direction from at least one eligible recipient of the death benefit regarding how to pay the death benefit. The money added will be allocated to the investment options according to the current allocation instructions on file for your Purchase Payments as of that date. We will add no more than $1 million to your contract to satisfy the standard death benefit.

If on the 6-month anniversary of the date of death we have not received all the information needed to process the death claim and we are required to add money to your contract under the standard death benefit, we will add the required amount and credit the difference with interest at the Fidelity VIP Money Market-Initial Class Portfolio rate from the 6-month anniversary until the date we receive the required information. At that time we will allocate this additional amount, with the credited interest, to the Sub-accounts in the same proportion that Purchase Payments were last allocated. Thereafter, the Contract Value will be subject to investment performance and applicable charges until the date the death benefit is paid.

	Example: Assume Purchase Payments total $100,000 and no withdrawals have been made. The sole Owner is age 65, and the Beneficiary submits all required information to us on the 8-month anniversary of the Owner's death when the Contract Value is $85,000. The Contract Value on the six-month anniversary is $95,000.

	The death benefit is the greater of

	(a)	$95,000; and

	(b)	$100,000.

	Therefore, the death benefit is $100,000 and we will add $5,000, plus interest from the 6-month anniversary to the 8-month anniversary based on the Fidelity Money Market Initial Class Portfolio, to the contract in the same investment allocation as the current Contract Value is invested.

If the Beneficiary or surviving Owner chooses to leave money invested in the contract rather than taking it in a lump sum, then, thereafter, the Contract Value will be subject to investment performance and applicable contract charges until the date the entire death benefit is paid out. This value will usually go up or down. Thus, we should be notified of a death as promptly as possible to limit the risk of a decline in benefit value.

Payment Options
Under a non-qualified contract, the death benefit may be paid as:

	1)	a lump sum payment or series of withdrawals that are
		completed within five years from the date of death; or

	2)	annuity payments made over the Beneficiary's life or life
		expectancy. To receive annuity payments, the Beneficiary must make this election within 60 days from our receipt of proof of death. Annuity payments must begin within one year from the date of death. Once annuity payments begin they cannot be changed.

Under a qualified contract, different death benefit elections may be available depending upon the retirement plan.

If your Beneficiary chooses a lump sum, then we value the death benefit as of the next close of the NYSE after we receive all required information and pay it within 7 days. If your Beneficiary chooses to make a series of withdrawals over time as provided in option 1 above, then your Beneficiary will pay all charges and expenses as described in the Charges and Expenses section of this prospectus, except surrender charges, so long as the death benefit remains invested in the contract. Your Beneficiary will also be subject to investment performance until the date the entire death benefit is paid out.

In some cases, a spouse who is entitled to receive a death benefit may have the option to continue the contract instead. If you entered into a civil union your rights to continue the contract may be limited under federal laws. See
Section 6 - Taxes for more information. If this spouse is also the oldest joint Owner, the standard death benefit will apply on the death of this spouse. Otherwise, the death benefit on the death of your spouse will be the Contract Value.

If the age of the Annuitant or contract Owner has been misstated on the contract application, the amount of any death benefit payable shall be determined based upon the correct age of the Annuitant or contract Owner.

DEATH DURING THE ACCUMULATION PHASE
The death benefit during the Accumulation Phase is payable as follows:

	-	surviving Owner; or if none, then

	-	surviving primary Beneficiaries; or if none, then

	-	surviving contingent Beneficiaries; or if none, then

	-	estate of the last Owner to die.

If the Annuitant is not an Owner and the Annuitant dies before the Annuity Date, you must designate a new Annuitant. If no designation is made within 30 days after we are notified of the Annuitant's death, you will become the
Annuitant.   If this contract is owned by a non-natural person (e.g., a corporation or trust), the death of the Annuitant will be treated as the death of the Owner.

DEATH DURING THE INCOME PHASE
If an Owner dies during the Income Phase, then any amounts paid after the Owner's death will depend on which annuity option was selected. If an Owner dies while annuity payments are being paid, we will pay the remaining annuity payments, if any, in accordance with that option. If the Annuitant is not the Owner and dies after the Annuity Date, then we will continue paying any remaining annuity payments to the Payee designated by the Owner. The death benefit or remaining annuity payments will be distributed at least as rapidly as under the annuity option then in effect. See Section 2 - Annuity Payments for more information.

The right to change the Payee for remaining annuity payments under another annuity option is determined as follows:

-	surviving Owner; or if none, then

-	surviving primary Beneficiary; or if none, then

-	surviving contingent Beneficiary; or if none, then

-	estate of the last Owner to die.


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10. OTHER INFORMATION
-------------------------------------------------------------------------------

SYMETRA  LIFE
Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 under the name Safeco Life Insurance Company. On or about August 2, 2004, Symetra Financial Corporation, a financial services holding company, became the owner of Safeco Life
Insurance Company.   On September 1, 2004, Safeco Life Insurance Company
changed its name to Symetra Life Insurance Company. Symetra Life Insurance Company is a wholly owned subsidiary of Symetra Financial Corporation. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

SEPARATE ACCOUNT
We established Symetra Separate Account C (formerly Safeco Separate Account C) ("Separate Account") under Washington law on September 14, 1993. The Separate Account holds the assets that underlie Contract Values invested in the Sub-accounts. The Separate Account was registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended on January 28, 1994.

Under Washington law, the assets in the Separate Account are the property of Symetra Life. However, assets in the Separate Account that are attributable to contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains and losses (realized and unrealized), esulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income, gains or losses of Symetra Life. Promises we make in the contract are general corporate obligations of Symetra Life and are not dependent on assets in the Separate Account.

CHANGES TO THE SEPARATE ACCOUNT
Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes in writing. These changes include, among others, the right to:

	-	Transfer assets supporting the contracts from one Sub-
		account to another or from the Separate Account to another separate account;

	-	Combine the Separate Account with other separate accounts,
		and/or create new separate accounts;

	-	Deregister the Separate Account, or operate the Separate
		Account as a management investment company, or as any other form permitted by law;

	-	Manage the Separate Account under the direction of a committee
		at any time;

	-	Make any changes required by applicable law or regulation; and

	-	Modify the provisions of the contract to reflect changes to
		the Sub-accounts and the Separate Account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in
applicable laws or interpretations of law.   We reserve the right to make
other structural and operational changes affecting the Separate Account.

DISTRIBUTION (PRINCIPAL UNDERWRITER)
The contracts are distributed by Symetra Securities, Inc. ("SSI"). They are sold by individuals who, in addition to being licensed to sell variable annuity contracts for Symetra Life, are also registered representatives of broker-dealers who have a current sales agreement with SSI and Symetra Life. SSI is an affiliate of Symetra Life and is located at 777 108th Avenue NE, Suite
1200, Bellevue, Washington 98004. It is registered as a broker-dealer with the SEC under the Securities Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc. No amounts are retained by SSI for acting as principal underwriter for Symetra Life contracts.

Registered representatives who solicit sales of the contracts receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the registered representative.
A broker-dealer firm or registered representative may receive different commissions for selling one annuity over another annuity and may favor one annuity provider over another due to different compensation rates. If you would like information about what your registered representative and his or her broker-dealer receives in connection with the purchase of your contract, please ask your registered representative.

Furthermore, we and SSI offer the contracts through our affiliated broker-dealer, Symetra Investment Services, Inc. ("SIS"). Because of this affiliation, SIS and its registered representatives may favor Symetra Life's products. We do not pay SIS different commissions from what we pay unaffiliated broker-dealers, but SIS may pay its registered representatives higher commission or bonuses for selling Symetra Life products rather than another company's annuity product.

We may also contract with SIS and unaffiliated firms to act as wholesalers for us and assist us in offering and selling our contracts to broker-dealers and their registered representatives. Wholesalers may also be called "independent marketing organizations" and provide training, marketing and other sales-related functions. Wholesalers may also provide administrative services to us in connection with the contracts. Some wholesalers may also directly sell the policies. Wholesalers may be paid commissions and overrides.

We generally pay commissions as a percentage of Purchase Payments invested in the contract. At the option of the broker-dealer, we may pay lower compensation on Purchase Payments but pay a periodic asset-based commission beginning after the first Contract Year. The amount and timing of the commission may differ depending on the agreement between us and the broker-dealer but is not expected to be more than 6.0% of Purchase Payments. We may also pay additional commission if you choose to receive your Contract Value in the form of a fixed annuity option. We do not expect this commission to exceed 2.25% of the Contract Value applied to purchase a fixed annuitization option. In addition, allowances, and bonuses may be paid to broker-dealers and/or other distributors of the contracts, and we may also provide non-cash compensation in connection with the promotion of the contracts, including conferences and seminars, and items of small value, such as promotional gifts, meals or tickets to sporting or entertainment events. A bonus dependent upon persistency is one type of bonus that may be paid.

To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers and wholesalers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We may also make additional payments to broker-dealer firms in order to be included on their approved product lists or to be part of "preferred product" arrangements. You may contact us for the list of firms, if any, with which we may have such arrangements.

These additional incentives or payments are calculated in different ways and are not offered to all broker-dealer firms. They may be based on assets under management, purchase payments received, or other criteria. These additional incentives or payment could create an incentive for your registered representative, and the broker-dealer with which they are associated to recommend products that pay them more than others.

This contract does not assess a front-end sales charge. You indirectly pay for commissions and other sales expenses primarily, but not exclusively, through: the surrender charge and the mortality and expense risk charge.
We may also pay for sales and distribution expenses out of any payments we or SSI receive from the underlying Portfolios for providing administrative, distribution and other services to the Portfolios.
AMENDMENTS TO THE CONTRACT
We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

LEGAL PROCEEDINGS
There are no legal proceedings to which the Separate Account or SSI is a party. In the ordinary course of business, Symetra Life is engaged in various kinds of litigation or in arbitration. In some lawsuits involving insurance companies and other financial service providers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse effect on the Separate Account, on Symetra Life's ability to meet its obligations under the contract, or on SSI's ability to perform under its principal underwriting agreement.

RIGHT TO SUSPEND ANNUITY PAYMENTS, TRANSFERS, OR WITHDRAWALS
We may be required to suspend or postpone payment of annuity payments, transfers, or withdrawals from the Sub-accounts for any period of time when:

	-	the NYSE is closed (other than customary weekend or holiday
		closings);

	-	trading on the NYSE is restricted;

	-	an SEC declared  emergency exists such that disposal of or
		determination of the value of the Sub-accounts is not reasonably practicable; or

	-	the SEC, by order, so permits for your protection.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a Purchase Payment and/or "freeze" your contract. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under an annuity payment option. We may also be required to provide additional information about you or your contract to government regulators.

REDUCTION OF CHARGES OR ADDITIONAL AMOUNTS CREDITED
Under some circumstances we may expect to experience lower costs or higher revenues associated with issuing and administering certain contracts. For example, sales expenses are expected to be less when contracts are sold to a large group of individuals. In these situations, we may have lower administrative costs due to the ability to centralize communications with one large group rather than individualized communications. Thus administrative tasks, such as the processing forms and handling of Purchase Payments,
withdrawals and surrenders may be administered more efficiently.   Under such
circumstances we may pass a portion of these anticipated savings on to you by reducing Owner transaction charges (including the surrender charge).

We may also take such action in connection with contracts sold to our officers, directors, and employees and their family members, employees of our affiliates and their family members, and registered representatives and employees of broker-dealers that have a current selling agreement with us.
In each circumstance such actions will be reasonably related to the savings or revenues anticipated and will be applied in a non-discriminatory manner. These actions may be withdrawn or modified by us at any time.

WEBSITE  INFORMATION
You can find more information about the Symetra Focus Variable Annuity contract as well as other products and financial services offered by Symetra Life Insurance Company on the Internet at http://www.symetra.com. This website is frequently updated with new information and can help you locate a representative near you.

FINANCIAL STATEMENTS
The financial statements of Symetra Life and Symetra Separate Account C are included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
General Information
Services
Purchase of Contracts
Underwriter
Additional Tax Information
Annuity Provisions
Financial Statements

(

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                                                 APPENDIX A
                                CALCULATION OF SURRENDER & WITHDRAWAL CHARGES
--------------------------------------------------------------------------------------------------------
EXAMPLE 1 - Surrender Charge Only
Assume you purchase a contract on January 4th with an initial Purchase Payment of $100,000 and allocate the full amount to Sub-account A.  Sub-account A has a unit value at the close of business on January 4th of 10.000 so you have 10,000 units of Sub-account  A.  On July 1st of the same year, you request to withdraw $25,000.

AS OF JULY 1st
		Number of Units Owned						=	10,000

		Unit Value of Sub-account A 					=	$20.00

		Contract Value (# of Units multiplied by Unit Value)		=	$200,000

		10% free withdrawal amount 					=	$20,000

For your requested withdrawal amount of $25,000, you will receive $20,000 (10% of Contract Value)
without a surrender charge.  The remaining $5,000 will be assessed a surrender charge of 7% because the Purchase Payment has been invested in the contract for less than one year.

		$5,000 times 7%							=	$350.00

		$5,000 -$350.00							=	$4,650.00

After the surrender charge is deducted you will receive a payment of $24,650.00 but a total of
$25,000.00 will be removed from your Contract Value. After the withdrawal, your units will have been reduced by 1,250 units and you will own 8,750 units in Sub-account A.

		Amount of Withdrawal divided by Unit Value
			($25,000.00 divided by $20.00)				=	1,250 Units

		# of Units Owned Prior to Withdrawal minus the # of Units Reduced by the Withdrawal
			(10,000 minus 1,250)					=	8,750 Units

EXAMPLE 2: Surrender Charge and Withdrawal Charge
Assume that on December 1st of the same year, you request a withdrawal of $20,000.  You own 8,750 units of Sub-account A and the value of the Sub-account as of December 1st is $15.00.

		Contract Value (# of Units multiplied by Unit Value)		=	$131,250

		10% free withdrawal amount of current Contract Value plus the previous withdrawals
		($131,250 + $25,000 = $156,250)					=	$15,625

		Previously Requested Withdrawal Amount 				=	$25,000

Because the surrender charge was waived on the first 10% of Contract Value withdrawn during the contact year (the July 1st withdrawal of $25,000), the waived charge is not available for this withdrawal.  The applicable surrender charge is equal to:

		7% of $20,000 							=	$1,400.00

Since this is the second withdrawal during the contract year, a $25.00 withdrawal charge also applies.
You receive a payment of $18,575 but $20,000 will be withdrawn from the contract to include the
surrender charge ($1,400.00) and withdrawal charge ($25.00).   After the withdrawal, your units in
Sub-account A are reduced by 1,333.333 units and you will own 7,416.677 units in Sub-account A.

		Amount of Withdrawal divided by Unit Value
			($20,000 divided by 15.000)				=	1,333.333 Units

		# of Units Owned Prior to Withdrawal minus the # of Units Reduced by the Withdrawal
			(8,750 minus 1,333.333)					=	7,416.667 Units

		Remaining Contract Value  (Units multiplied by Unit Value)	=	$111,250

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                                               APPENDIX B
----------------------------------------------------------------------------------------------


Accumulation Unit Value History
Except for Sub-accounts which were not offered under the contract as of December 31, 2007, the following table includes Accumulation Unit Values and the total number of Annuity Units outstanding for the periods indicated.  This data has been extracted from the Separate
Account's Financial Statements.  This information should be read in conjunction with the
Separate Account's Financial Statements and related notes which are included in the Statement of Additional Information.

We make deductions for certain charges as part of our calculation of the Accumulation Unit
Value and Annuity Units. The Tiers shown in the tables correlate to the charge taken for the asset-related administration charge.  Tier I represents the 0.41% charge, Tier II represents the 0.35% charge, Tier III represents the 0.25% charge, Tier IV represents the 0.15% charge and Tier V represents the 0.05% charge.

The table below shows the Accumulation Unit Values and Annuity Units assuming you select no optional benefits.

							Tier I	Tier II	  Tier III   Tier IV	Tier V
Fidelity VIP Index 500 Portfolio - Initial
 Class Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$9.569	$9.571
 					2007	Units	 2,650	 1,858

Fidelity VIP Money Market Portfolio -
Initial Class Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$10.215	$10.218	  $10.224
 					2007	Units	 28,263	 28,255	    --

Ibbotson Aggressive Growth ETF Asset
Allocation Portfolio - Class I Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$9.673
 					2007	Units	 6,045

Ibbotson Balanced ETF Asset
Allocation Portfolio - Class I Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$9.913	$9.916	  $9.921
					2007	Units	 2,503	14,394	  29,163

Ibbotson Conservative ETF Asset
Allocation Portfolio - Class I Sub-Account
May 16, 2007 value (initial public offering)   $10.000
					2007 	Value	$10.368
 					2007	Units	--

Ibbotson Growth ETF Asset Allocation
Portfolio - Class I Sub- Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$9.730
 					2007	Units	7,594

Ibbotson Income & Growth ETF Asset
Allocation Portfolio - Class I Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$10.109	$10.112
 					2007	Units	--	20,420

Vanguard VIF - Balanced Portfolio
Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$10.014  --	 $10.023
 					2007	Units	16,968	 --	  8,215

Vanguard VIF - High Yield Bond
Portfolio Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$9.721	$9.724	$
 					2007	Units	 4,863	 2,847

Vanguard VIF - International
Portfolio Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$10.312	$10.315
 					2007	Units	7,003	4,174

Vanguard VIF - Mid-Cap Index Portfolio
Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$9.232	$9.235	 $9.240
 					2007	Units	12,299	6,845	 8,639

Vanguard VIF - REIT Index Portfolio
Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$7.985	$7.988
 					2007	Units	1,909	1,834

Vanguard VIF - Total Bond Market
Index Portfolio Sub-Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$10.496	$10.499	 $10.505
 					2007	Units	9,735	10,830	 8,168

Vanguard VIF - Total Stock Market
Index Portfolio Sub- Account
May 16,  2007 value (initial public offering)   $10.000
					2007 	Value	$9.486	$9.489	 $9.494
 					2007	Units	13,969	13,314	 8,399


The table below shows the Accumulation Unit Values for those portfolios which had assets invested in the GMDB - Age Extension rider as of December 31, 2007.

							Tier I	Tier II	Tier III  Tier IV   Tier V
Fidelity VIP Index 500 Portfolio -
Initial Class Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value
 				GMDB 2007	Units

Fidelity VIP Money Market Portfolio -
Initial Class Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value	$10.209	$10.212	$
 				GMDB 2007	Units	7,898	21,754

Ibbotson Aggressive Growth ETF
Asset Allocation Portfolio - Class I Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value
 				GMDB 2007	Units

Ibbotson Balanced ETF Asset
Allocation Portfolio - Class I Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value
 				GMDB 2007	Units

Ibbotson Conservative ETF Asset
Allocation Portfolio - Class I Sub-Account
May 16, 2007 value (initial public offering)   $10.000
				GMDB 2007 	Value
 				GMDB 2007	Units

Ibbotson Growth ETF Asset
Allocation Portfolio - Class I Sub- Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value
 				GMDB 2007	Units

Ibbotson Income & Growth ETF Asset
Allocation Portfolio - Class I Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value
 				GMDB 2007	Units

Vanguard VIF - Balanced Portfolio
Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value
 				GMDB 2007	Units

Vanguard VIF - High Yield Bond Portfolio
Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value	--	$9.719	-- 	--	$9.735
 				GMDB 2007	Units	--	1,532	--	--	17,452

Vanguard VIF - International
Portfolio Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value	--	$10.309	-- 	--	$10.327
 				GMDB 2007	Units	--	931	--	--	10,926

Vanguard VIF - Mid-Cap Index
Portfolio Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value	--	$9.229	-- 	--	$9.245
 				GMDB 2007	Units	--	3,660	--	--	43,299

Vanguard VIF - REIT Index
Portfolio Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value	--	$7.983	-- 	--	$7.997
 				GMDB 2007	Units	--	955	--	--	11,181

Vanguard VIF - Total Bond Market
Index Portfolio Sub-Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value	--	$10.493	-- 	--	$10.511
 				GMDB 2007	Units	--	5,244	--	--	60,397

Vanguard VIF - Total Stock Market
Index Portfolio Sub- Account
May 16,  2007 value (initial public offering)   $10.000
				GMDB 2007 	Value	--	$9.484	-- 	--	$9.500
 				GMDB 2007	Units	--	4,414	--	--	52,408

SYMETRA FOCUS VARIABLE ANNUITY
                      STATEMENT OF ADDITIONAL INFORMATION

        INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
                                    issued by
	                  SYMETRA SEPARATE ACCOUNT C
                                      and
                         SYMETRA LIFE INSURANCE COMPANY

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Individual Flexible Premium Deferred Variable Annuity Contract.

The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the prospectus, call
1-800-796-3872 or write to Symetra Life Insurance Company, Retirement Services Department, P.O. Box 3882, Seattle, Washington 98124-3882.

This Statement of Additional Information and the prospectus are both dated September 1, 2008.


                               TABLE OF CONTENTS
	                                                                Page
GENERAL INFORMATION							2
SERVICES								2
	Experts								2
	Independent Registered Public Accounting Firm			2
PURCHASE OF CONTRACTS							2
UNDERWRITER								3
ADDITIONAL TAX INFORMATION						3
	Note								3
	General								3
	Non Qualified Annuity Contracts					4
	Tax Treatment of Withdrawals - Non-Qualified Annuity
		Contracts						4
	Qualified Contracts						4
	Tax Treatment of Withdrawals   Qualified Contracts		6
	Tax Sheltered Annuities - Withdrawal Limitations		7
	Income Tax Withholding						7
	Diversification							8
ANNUITY PROVISIONS							9
	Annuity Unit Value						9
	Variable Annuity Payments					9
	Fixed Annuity Payments						10
FINANCIAL STATEMENTS							10

GENERAL INFORMATION

Symetra Life Insurance Company ("the Company", "we", and "us"), is a wholly-owned subsidiary of Symetra Financial Corporation, a holding company, the subsidiaries of which are engaged primarily in insurance and financial services businesses. Symetra Life Insurance Company was incorporated as a stock life insurance company under Washington law on January 23, 1957 under the name Safeco Life Insurance Company. On September 1, 2004, Safeco Life Insurance Company changed its name to Symetra Life Insurance Company.

We established Symetra Separate Account C ("the Separate Account") to hold assets that underlie contract values invested in the Sub-accounts. The Separate Account meets the definition of "separate account" under Washington State law and under the federal securities laws. The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. We maintain records of all Separate Account purchases and redemptions of the shares of the Sub-accounts.

Accumulation Units and variable annuity payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it. Since the Separate Account is always fully invested in the shares of the Sub-accounts, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions. The contract Owner bears the entire investment risk. There can be no assurance that the aggregate value in the contract and amount of variable annuity payments will equal or exceed the Purchase Payments made under a contract.

                                    SERVICES

Experts
Ernst & Young LLP, independent registered public accounting firm, has audited our financial statements listed below, as set forth in their reports. We've included our financial statements in the Statement of Additional Information and elsewhere in the Registration Statement in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

	-	The financial statements of Symetra Separate Account C as of
		December 31, 2007 and for each of the two years in the period then ended.

	-	The consolidated financial statements for Symetra Life
		Insurance Company and Subsidiaries as of December 31, 2007 and 2006, and the related consolidated statements of income, and cash flows for each of the three years in the period ended December 31, 2007.

Independent Registered Public Accounting Firm
The principal business address of Ernst & Young LLP is 999 Third Avenue, Suite 3500, Seattle, WA 98104-4086.

                              PURCHASE OF CONTRACTS

The contracts will be sold by licensed insurance agents in states where the contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of Financial Industry Regulatory Authority ("FINRA") formerly known as the National Association of Securities Dealers, Inc.

The amount of the surrender charge on the contracts may be reduced or eliminated when sales of the contracts are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. Any reduction of the surrender charge will be determined by us after examination of all the relevant factors such as:

1.	The size and type of group to which sales are to be made will be
	considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of contracts with fewer sales contacts.

2.	The total amount of purchase payments to be received will be
	considered. Per contract sales expenses are likely to be less on larger purchase payments than on smaller ones.

3.	Any prior or existing relationship with us will be considered.  Per
	contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the contracts with fewer sales contacts.

4.	There may be other circumstances, of which we are not presently aware,
	which could result in reduced sales expenses.

If, after consideration of the foregoing factors, we determine that there will be a reduction in sales expenses, the Company may provide for a reduction or elimination of the surrender charge.

The surrender charge may be eliminated when the contracts are issued to an officer, director or employee of the Company or any of its affiliates. In no event will reductions or elimination of the surrender charge be permitted where reductions or elimination will be unfairly discriminatory to any person.

                                  UNDERWRITER

Symetra Securities, Inc. ("SSI"), an affiliate of the Company, acts as the principal underwriter for the contracts pur-suant to an underwriter's agreement with us. SSI is located at 777 108th Ave NE, Suite 1200, Bellevue, WA 98004. The contracts issued by the Separate Account are offered on a continuous basis. For the years ended 2007, 2006, and 2005, SSI received $5,126,947, $5,555,210, and $6,501,646 in commissions for the distribution of all annuity contracts funded through the Separate Account. SSI does not retain any portion of the commissions.

                             ADDITIONAL TAX INFORMATION
Note
The following description is based upon the Company's understanding of current federal income tax law applicable to annuities in general. Tax laws are complex and subject to change. We cannot predict the probability that any changes in the interpretation of the laws, or the laws themselves, will occur. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. We do not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this Statement of Additional Information or the prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

General
Section 72 of the Internal Revenue Code of 1986, as amended, ("the Code") governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment, a withdrawal, or as annuity payments under the option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is generally taxed on the portion of the payment that exceeds the cost basis in the contract. For a partial withdrawal payment, the recipient is taxed as if earnings are withdrawn first before the cost basis of the contract is withdrawn. The cost basis is generally the amount of non-deductible purchase payments which for qualified contracts may be zero. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amounts equals the investment in the contract) are generally fully taxable. For certain types of retirement plans there may be no cost basis in the contract within the meaning of Section 72 of the Code resulting in the annuity payments being fully includable in taxable income. Owners, payees and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

Any death benefits paid under the contract are generally taxable to the beneficiary. The rules governing the taxation of distributions from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

Non Qualified Annuity Contracts
Individuals may purchase non-qualified annuity contracts without any purchase payment limits imposed under the Code. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until withdrawn. If the Contract Value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includable in gross income.

Under Section 72(u) of the Code, the earnings on purchase payments for the contracts will be taxed currently to the owner if the owner is not a natural person, e.g., a corporation or certain other entities. Such contracts will generally not be treated as annuities for federal income tax purposes. This treatment is not applied to contracts held by certain trusts or other entities as an agent for a natural person or to hold qualified retirement plan assets. Purchasers who are not natural persons should consult their own tax counsel or other tax adviser before purchasing a contract.

Under the Code, if two or more non-qualified annuity contracts are purchased from the same company within the same calendar year, they are treated as one annuity contract for purposes of determining the tax consequences of any distribution. As a result, withdrawals from any of such contracts will be taxed based upon the income in all of the contracts aggregated in the same calendar year. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of the aggregation rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. You should consult a tax adviser prior to purchasing more than one annuity in any calendar year.

Tax Treatment of Withdrawals - Non-Qualified Annuity Contracts
In addition to ordinary income tax, withdrawals from the contract may be subject to a ten percent (10%) penalty applied to the income portion of any premature withdrawals. The penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2 ; (b) after the death of the owner;
(c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; or (e) which are allocable to purchase payments made prior to August 14, 1982. With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

Qualified Contracts

1.	The following describes contracts offered to individual contract owners
	in order to allow individuals to accumulate savings for retirement.
	If your contract is issued as an Individual Retirement Annuity ("IRA") or Roth Individual Retirement Annuity ("Roth IRA"), then we will issue the contract with language intended to qualify the contract as an IRA or Roth IRA. We will also provide the necessary administrative procedures to administer the IRAs and Roth IRAs in accordance with IRS requirements governing the sponsors of IRAs and Roth IRAs subject to the accuracy and completeness of the information you provide us.
	For SEP IRAs and SIMPLE IRAs, certain IRS requirements and administrative procedures will be provided by your employer, and your contract may be subject to the terms of the SEP IRA or SIMPLE IRA plan. Contracts issued in connection with SEP IRAs and SIMPLE IRAs may include special provisions that may restrict or modify the contract provisions and administrative services in the prospectus.

	a.  	Individual Retirement Annuities

		Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability
		and distributions. Traditional IRAs include the SEP IRA and SIMPLE IRA. An employer can establish a SEP IRA or SIMPLE IRA for its employees. Under an employer's SEP IRA or SIMPLE IRA, contributions for each eligible employee can be made under a
		contract issued as an IRA.   Under certain conditions,
		distributions from other IRAs and other retirement plans may be rolled over or transferred on a tax deferred basis into an IRA. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

	b.	Roth Individual Retirement Annuities

		Section 408A of the Code permits eligible individuals to make nondeductible contributions to Roth IRAs. Section 408A includes limits on how much you may contribute to a Roth IRA and when dis-tributions may commence. Qualified distributions from Roth IRAs are excluded from taxable gross income. "Qualified distributions" are distributions which (a) are made more than five years after the taxable year of the first contribution to a Roth IRA, and (b) meet any of the following conditions; (1) the annuity owner has reached age 59 1/2;
		(2) the distribution is paid to a beneficiary after the owner's death; (3) the annuity owner is disabled; or (4) the distribution will be used for a first time home purchase. (Qualified distributions for first time home purchases may not exceed $10,000.) Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth IRA. The taxable portion of a non-qualified distri-bution may be subject to the 10% penalty tax.

Subject to certain limitations, you may convert a traditional IRA to a Roth IRA. You will be required to include the taxable portion of the conversion in your taxable gross income, but you will not be required to pay the 10% penalty tax.

2.	The following describes contracts offered to participants of
	employer-sponsored retirement plans. Owners, annuitants and beneficiaries are cautioned that benefits under a retirement plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Contract owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Contracts issued in connection with retirement plans include special provisions that may restrict or modify the contract provisions and administrative services described in the prospectus. Generally, contracts issued pursuant to retirement plans are not transferable except upon surrender or annuitization.
	The tax rules regarding retirement plans are very complex and will have differing applications depending on individual facts and circumstances.

	On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by the Company in connection with retirement plans will utilize annuity purchase rate tables which do not differentiate on the basis of sex. Such annuity purchase rate tables will also be available for use in connection with certain non-qualified deferred compensation plans.

	a.	Tax Sheltered Annuity

		Section 403(b) of the Code permits the purchase of "Tax Sheltered Annuities" ("TSA") by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includable in
		the gross income of the employees until the employees receive distributions from the contracts. The amount of
		contributions to the TSA is limited to certain maximums
		imposed by the 	Code.  Furthermore, the Code sets forth
		additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

	b.	Roth TSA

		Section 402A of the Code permits an employee to designate their contributions to their TSAs as Roth TSA contributions if Roth TSA contributions are permitted by the employer. Roth TSA contributions are includable in gross income and are subject to the TSA limits discussed above. Qualified distributions from Roth TSAs are excluded from taxable gross income. "Qualified distributions" are distributions which (a) are made more than five years after the taxable year for which the employee first designated a contribution as a Roth TSA contribution, and (b) meet any of the following conditions: (1) the annuity owner has reached age 59 1/2;
		(2) the distribution is paid to a beneficiary after the owner's death; or (3) the annuity owner is disabled. Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth TSA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax.

	c.	Deferred Compensation Plans

		Section 457 of the Code permits governmental and certain other tax exempt employers to establish deferred compensation plans for the benefit of their employees. The Code establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includable in the employees' gross income until distributed from the plan. Special rules apply to deferred compensation plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

Tax Treatment of Withdrawals - Qualified Contracts
In addition to ordinary income tax,   Section 72(t) of the Code imposes a
10% penalty tax on the taxable portion of any distribution from certain retirement plans, including contracts issued and qualified under Code Sections 403(b) (Tax Sheltered Annuities and Roth Tax Sheltered annuities), 408 (Individual Retirement Annuities), and 408A (Roth Individual Retirement Annuities). To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible plan, no tax penalty will be imposed.

The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner reaches age
59 1/2 ; (b) distributions following the death or disability of the owner
(for this purpose disability is as defined in Section 72(m)(7) of the Code);
(c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life
(or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and his or her designated beneficiary;
(d) distributions made to the owner who has separated from service after he or she has attained age 55; (e) distributions made to the owner to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the owner for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to qualified domestic relations order; (g) distributions made to pay health insurance premiums for an unemployed owner;
(h) distributions made to pay qualified higher education expenses;
(i) distributions made to an owner for first home purchases;
(j) distributions due to an IRS levy; (k) qualified reservist distributions to individuals ordered or called to active duty after 9/11/2001 and before 12/31/2007; and (l) distributions to qualified public safety employees from a governmental defined benefit plan after attaining age 50 and separating
from service.   The exceptions stated in (d), and (f) above do not apply in the case of an IRA or Roth IRA. The exception stated in (c) above applies to an IRA and Roth IRA without the requirement that there be a separation from service. The exceptions stated in (g), (h), and (i) above do not apply in the case of a TSA or Roth TSA. The exception in (k) is retroactive to September 11, 2001; an individual who receives a qualified reservist distribution may repay the distribution without regard to otherwise applicable dollar limits and file a claim for refund of the penalty tax paid at any time during a two year period beginning the day after the end of active duty but not ending before August 17, 2008.

Generally, distributions from a retirement plan must commence no later than April 1st of the calendar year, following the year in which the employee attains age 70 1/2 . Distributions from a TSA or Deferred Compensation Plan may, however, be deferred until actual retirement, if later. Such distributions (including distributions from Roth TSAs) must include the present value of any death benefits you have purchased under the contract and must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Roth IRAs are not subject to the required minimum distribution rule. Distributions from a Roth IRA may be deferred until the death of the owner.

Tax Sheltered Annuities - Withdrawal Limitations
The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the owner: (1) attains age 59 1/2;
(2) separates from service; (3) dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code); (4) experiences a hardship, (5) is divorced and the distribution is permitted under a Qualified Domestic Relations Order or (6) is a member of the National Guard or Reserves, is called to active duty and requests a qualified reservist distribution. Withdrawals for hardship are restricted to the portion of the owner's Contract Value which represents contributions made by the owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or transfers between certain retirement plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

Income Tax Withholding
All distributions or any portion(s) thereof which are includable in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Special withholding rules apply to United States citizens residing outside the United States and to non-resident aliens.

Certain distributions from retirement plans qualified under Section 403(b) or from governmental retirement plans qualified under Section 457, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary; b) distributions for a specified period of 10 years or more; c) distributions which are required minimum distributions; d) the portion of distributions not includable in gross income (i.e. returns of after-tax contributions); e) hardship distributions; or f) corrective distributions. You should consult your own tax counsel or other tax adviser regarding income tax withholding.

Diversification
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Department has issued Regulations (Treas. Reg. 1.817 5), which establish diversification requirements for the portfolios underlying variable contracts such as those described in the prospectus. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The Company intends that all Sub-accounts underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the contract owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as your ability to transfer among Sub-accounts or the number and type of Sub-accounts available, would cause you to be considered the owner of the assets of the separate account resulting in the imposition of federal income tax with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the contract owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, the Company reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

                                ANNUITY PROVISIONS

Annuity Unit Value
The value of an Annuity Unit for each Sub-account on any date varies to reflect the investment experience of the Sub-account, the assumed investment return of 4% on which the applicable Variable Annuity Purchase Rate Table is based, and the deduction for charges assessed and imposed by the Company, including a mortality and expense risk charge, asset related administration charge, and, if applicable, a charge for premium taxes.

For any valuation period the value of an Annuity Unit is determined by multiplying the value of an Annuity Unit for each Sub-account, as of the immediately preceding valuation period by the Net Investment Factor(s) for the valuation period for which the value is being calculated, and dividing the result by the Assumed Investment Factor to adjust for the assumed investment return of 4% used in calculating the applicable Variable Annuity Purchase Rate Table.

The Net Investment Factor is a number that represents the change in the accumulation unit value of a Sub-account on successive days when the NYSE is open for regular trading. The Net Investment Factor for any Sub-account for any valuation day is determined by taking the accumulation unit value of the Sub-account as of the current valuation day, and dividing it by the accumulation unit value for the preceding day. The Net Investment Factor will likely be different from the Assumed Investment Factor, and therefore the Annuity Unit value will usually increase or decrease.

The Assumed Investment Factor for a one day valuation period is 1.00010746. This factor neutralizes the assumed investment return of 4% in the Variable Annuity Purchase Rate Table in the contract.

Variable Annuity Payments
The amount of the first annuity payment is based on the annuity option selected, the annuity purchase rate, the age and sex of the Annuitant, the investment performance of the Sub-accounts you selected, and the Annuity Date. The amount of the first payment is the sum of the payments from each Sub-account. We use the Variable Annuity Purchase Rate Table to determine the variable annuity payment based on the value of each Sub-account. We determine the value (after deduction for premium taxes, if applicable) on the 15th day of the preceding month. The Variable Annuity Purchase Rate
Table is contained in the contract and is guaranteed for the duration of the contract.

The number of Annuity Units attributed to a Sub-account is the amount of the first annuity payment attributable to that Sub-account, divided by the value of the applicable Annuity Unit for that Sub-account. This determination is made as of the 15th day of the month preceding the Annuity Date. The number of Annuity Units attributed to the variable annuity payment each month remains constant unless the owner changes Sub-account elections. The value of an Annuity Unit will usually increase or decrease from one month to the next.

The dollar amount of each variable annuity payment is the sum of the payments from each Sub-account, which are determined by multiplying the number of Annuity Units credited for that Sub-account by the Annuity Unit value of that Sub-account as of the 15th day of the month preceding the annuity payment.
If the NYSE is closed on that date, the calculation will be made on the next Business Day. If premium taxes are required by state law, these taxes will be deducted before they annuity payment is calculated.

To illustrate the manner in which variable annuity payments are determined
we have provided the following example.   Item (4) in the example shows the
applicable monthly payment rate (which varies depending on the Variable Annuity Purchase Rate Table used in the contract) for an annuitant with an adjusted age 63, where an owner has elected a variable life annuity with a guaranteed period of 10 years with the assumed investment return of 4%. (The "Life Annuity with Guaranteed Period" option is described in the prospectus).

	(1)	Assumed number of accumulation units in a Sub-account on
		maturity date						25,000

	(2)	Assumed value of an accumulation unit in a
		Sub-account at maturity					$12.5000

	(3)	Cash value of contract at maturity, (1) x (2)		$312,500

	(4)	Consideration required to purchase $1 of monthly annuity
		from Variable Annuity Purchase Rate Table		$200.20

	(5)	Amount of first payment from a Sub-account,
		(3) divided by (4)				      $1,560.94

	(6)	Assumed value of Annuity Unit in a Sub-account
		at maturity						$13.000

	(7)	Number of Annuity Units attributed to a Sub-account,
		(5) divided by (6)					120.072


The $312,500 value at maturity provides a first payment from the Sub-account of $1,560.94, and payments thereafter of the varying dollar value of 120.072 Annuity Units. The amount of subsequent payments from the Sub-account is determined by multiplying 120.072 units by the value of an Annuity Unit in the Sub-account on the applicable valuation date. For example, if that unit value is $13.25, the monthly payment from the Sub-account will be 120.072 multiplied by $13.25, or $1,590.95.

However, the value of the Annuity Unit depends on the investment experience of the Sub-account. Thus in the example above, if the Net Investment Factor for the following month was less than the assumed investment return of 4%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $12.75 the succeeding monthly payment would then be 120.072 x $12.75, or $1,530.92.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in one Sub-account. If there are Annuity Units in two or more Sub-accounts, the annuity payment from each Sub-account is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Sub-accounts.

Fixed Annuity Payments
The amount of fixed annuity payments under a life annuity remains constant and is determined by applying the value of the contract used to purchase fixed annuity payments, after deduction for premium taxes, if applicable, to the Fixed Annuity Purchase Rate Table contained in the contract. The Company may substitute more favorable payment rates for the rates in the Fixed Annuity Purchase Rate Table on a non-discriminatory basis.


                              FINANCIAL STATEMENTS

The Audited Consolidated Financial Statements of Symetra Life Insurance Company and Subsidiaries included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contract. They should not be considered as bearing upon the investment experience of the Separate Account or its Sub-accounts.

                            SYMETRA SEPARATE ACCOUNT C
                                     PART C
                               OTHER INFORMATION



Item 24.  Financial Statements and Exhibits

	a.	Financial Statements The following audited financial statements
		of Symetra Separate Account C and Symetra Life Insurance Company ("Symetra Life") are included in the Statement of Additional Information of this Registration Statement:

		1.	The most recent audited financial statements of the
			Separate Account as of December 31, 2007 and for each of the years or periods presented.

		2.	The consolidated financial statements of Symetra
			Life Insurance Company and Subsidiaries as of December 31, 2007 and for each of the years in the three-year period ended December 31, 2007.

	b.	  Exhibits

Exhibit 	Description								Reference
-----------------------------------------------------------------------------------------------------

1	Resolution of Board of Directors of the Symetra Life authorizing 		1/
	the Separate Account

2	Not Applicable

3	(i)	Principal Underwriter's Agreement					1/
		Amendment to Principal Underwriter's Agreement				4/
	(ii)	Form of Broker-Dealer Selling Agreement					2/



4.	(i)      Individual Flexible Premium Deferred Variable Annuity Contract      	Filed Herewith
	(ii)     Individual Flexible Premium Deferred Variable Annuity Contract  	Filed Herewith
	            Data Page
	(iii)    Guaranteed  Minimum Death Benefit - Age Extension			5/
	(iv)     Capital Preservation Rider ("CPR")					Filed Herewith
	(v)      Guaranteed Long Life Benefit Rider 					Filed Herewith


5.	Application for Annuity Contract.   						Filed Herewith

6.	 (i)	Copy of Articles of Incorporation of Symetra as amended 11/26/90. 	1/
		Amendment to Articles of Incorporation of Symetra dated 9/1/04		3/
	(ii)	Copy of the Bylaws of Symetra as amended 6-4-04 			3/

7.	Not Applicable

8.	Participation Agreement (Fidelity)						6/
		Form of Sub-Licensing Agreement						6/
           	Form of Amendment No. 1 to Participation Agreement (Fidelity)		8/

	Form of Participation Agreement (Vanguard)					7/
           	Form of Amendment No. 1 to Participation Agreement (Vanguard)		8/

	Form of Participation Agreement (Ibbotson)					7/
	        Form of Amendment No. 1 to Participation Agreement (Ibbotson)		9/

	Form of Participation Agreement (DWS/Scudder)					9/


9.	Opinion and Consent of Counsel 							5/

10.	Consent of Ernst and Young LLP, Independent Registered Public Accounting Firm	To be filed by
											amendment

11.	Not Applicable

12.	Not Applicable


1/	Incorporated by reference to Registrant's Initial Product Filing to Form N-4
	registration statement of Symetra Separate Account C filed with the
	Securities and Exchange Commission ("SEC") on June 16, 1995 (File No. 33-60331).

2/	Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6
	registration statement of Symetra Separate Account SL filed with the SEC
	on December 19, 2002 (File No. 333-30329).

3/	Incorporated by reference to Post-Effective Amendment No. 17 on Form N-4
	registration statement of Symetra Separate Account C filed with the SEC on
	December 1, 2004 (File No. 33-69712).

4/	Incorporated by reference to Post-Effective Amendment No. 23 on Form N-4
	registration statement of Symetra Separate Account C filed with the SEC on
	April 28, 2006 (File No. 33-69712).

5/	Incorporated by reference to Registrant's Initial Product Filing to Form
	N-4 registration statement of Symetra Separate Account C filed with the
	SEC on September 18, 2006 (File No. 333-137411).

6/	Incorporated by reference to Post-Effective Amendment No. 34 on Form
	N-6 registration statement of Symetra Separate Account SL filed with
	the SEC on April 30, 2007 (File No. 333-30329).

7/	Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-4
	registration statement of Symetra Separate Account C filed with the SEC
	on May 15, 2007 (File No. 333-137411).

8/	Incorporated by reference to Post-Effective Amendment No. 1 on Form
	N-4 registration statement of Symetra Separate Account C filed with the
	SEC on January 31, 2008 (File No. 333-137411).

9/	Incorporated by reference to Post-Effective Amendment No. 25 on Form
	N-4 registration statement of Symetra Separate Account C filed with the
	SEC on April 30, 2008 (File No. 33-69712).



Item 25. Directors and Officers of the Depositor

Set forth below is a list of each director and officer of Symetra Life who is engaged in activities relating to Symetra Separate Account C or the variable annuity contracts offered through Symetra Separate Account C.


Name			Positions with Symetra 		Principal Business Address
--------------------------------------------------------------------------------------------------------------
Randall H. Talbot	Director, President			777 108th Avenue NE, Suite 1200
								Bellevue, WA 98004

Roger F. Harbin		Director, Executive Vice President 	777 108th Avenue NE, Suite 1200
								Bellevue, WA 98004

Allyn D. Close		Director, Senior Vice President 	777 108th Avenue NE, Suite 1200
								Bellevue, WA 98004

George C. Pagos		Director, Senior Vice President,	777 108th Avenue NE, Suite 1200
		 	General Counsel and Secretary 		Bellevue, WA 98004


Jennifer V. Davies	Director, Senior Vice President 	777 108th Avenue NE, Suite 1200
								Bellevue, WA 98004

Margaret A. Meister	Director, Chief Financial Officer 	777 108th Avenue NE, Suite 1200
    			and Executive Vice President		Bellevue, WA 98004

Tommie Brooks		Vice President and Chief Actuary 	777 108th Avenue NE, Suite 1200
								Bellevue, WA 98004

Colleen M. Murphy	Vice President, Controller,		777 108th Avenue NE, Suite 1200
			Treasurer and Assistant 		Bellevue, WA 98004
			Secretary

Jon David Parker	Assistant Vice President 		777 108th Avenue NE, Suite 1200
			and Senior Actuary			Bellevue, WA 98004

Jean B. Liebmann	Assistant Vice President 		777 108th Avenue NE, Suite 1200
			and Actuary				Bellevue, WA 98004

Michele M. Kemper 	Vice President and    			777 108th Avenue NE, Suite 1200
			Chief Compliance Officer		Bellevue, WA 98004
			of the Separate Account

Linda C. Mahaffey	Vice President	    			777 108th Avenue NE, Suite 1200
								Bellevue, WA 98004


Item 26.  Persons Controlled By or Under Common Control With the Depositor or Registrant

No person is directly or indirectly controlled by Symetra Separate Account C ("Registrant").
Symetra Life established Registrant by resolution of its Board of Directors pursuant to
Washington law.  Symetra Life is a wholly owned subsidiary of  Symetra Financial Corporation.
Symetra Financial Corporation is organized under Delaware law and Symetra Life is organized under Washington law. All subsidiaries are included in consolidated financial statements.
In addition, Symetra Life files a separate financial statement in connection with its issuance of products associated with its registration statement.  Following is the organizational chart of  Symetra Financial Corporation.
										State of
Name							Ownership		Incorporation Business
-----------------------------------------------------------------------------------------------------------------------
Symetra Financial Corporation			Holding Company				DE    Insurance Holding Company

  Symetra Life Insurance Company		100% Symetra Financial Corporation	WA    Life Insurance Company

    Symetra National Life Insurance Company	100% Symetra Life Insurance Company	WA    Life Insurance Company

    First Symetra National Life Insurance
     Company of New York	    		100% Symetra Life Insurance Company	NY    Life Insurance Company

  Symetra Assigned Benefits Service
     Company					100% Symetra Financial Corporation	WA    Structured Settlements

  Symetra Administrative Services, Inc.		100% Symetra Financial Corporation	WA    Holding Company

    Employee Benefit Consultants, Inc.	    	100% Symetra Administrative Services, 	WI    Third Party Administrator
							Inc.
    Wisconsin Pension and Group Services, Inc.	100% Symetra Administrative Services,	WI    Insurance Agency
							Inc.
  Symetra Securities, Inc.			100% Symetra Financial Corporation	WA    Broker Dealer/Underwriter

  Symetra Services Corporation			100% Symetra Financial Corporation	WA    Administrative Services

  Symetra Investment Services, Inc.		100% Symetra Financial Corporation	WA    Broker Dealer

  TFS Training & Consulting, Inc.	      	100% Symetra Financial Corporation	WA    Training and Consulting

  Clearscape Funding Corporation		100% Symetra Financial Corporation	WA    Structured Settlements
												Factoring

  Medical Risk Managers Holdings, Inc.		100% Symetra Financial Corporation	WA    Holding Company

    Medical Risk Managers, Inc.	    		100% Medical Risk Managers Holdings, 	WA    Managing Underwriter
							Inc.
  Health Network Strategies, LLC		60% Symetra Financial Corporation,
						40% Other Members			WA    Benefit Plan Consultant


Item 27.  Number of Contract Owners

As of  June 30, 2008, there were __________ Contract Owners under the
 Registrant.


Item 28.  Indemnification

Under its Bylaws, Symetra Life, to the full extent permitted by the Washington Business Corporation Act, shall indemnify any person who was or is a party to any proceeding (whether brought by or in the right of Symetra Life or otherwise) by reason of the fact that he or she is or was a director of Symetra Life, or, while a director of Symetra Life, is or was serving at the request of Symetra Life as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by him or her in connection with such proceeding.

Symetra Life shall extend such indemnification as is provided to directors above to any person, not a director of Symetra Life, who is or was an officer of Symetra Life or is or was serving at the request of Symetra Life as a director, officer, partner, trustee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan. In addition, the Board of Directors of Symetra Life may, by resolution, extend such further indemnification to an officer or such other person as it may seem fair and reasonable in view of all relevant circumstances.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Symetra Life pursuant to such provisions of the bylaws or statutes or otherwise, Symetra Life has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Symetra Life of expenses incurred or paid by a director, officer or controlling person of Symetra Life in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the contracts issued by the Separate Account, Symetra Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.




Item 29.  Principal Underwriters

a.	Symetra Securities, Inc., the principal underwriter for the contracts,
	also acts as the principal underwriter for Symetra Life's Individual Flexible Premium Variable Life Insurance Policies and Group Variable Annuity Contracts.

b.	The following information is provided for each officer and director of
	the principal underwriter:


Name			Positions and Offices
			with Underwriter			Principal Business Address
__________________________________________________________________________________________
Linda C. Mahaffey	Director and President			777 108th Ave NE, Suite 1200
								Bellevue, WA 98004

Roger F. Harbin		Director, Senior Vice President		777 108th Ave NE, Suite 1200
								Bellevue, WA 98004

Joanne M. Salisbury	Vice President 				777 108th Ave NE, Suite 1200
								Bellevue, WA 98004

LeeAnna G.K. Glessing	Assistant Vice President, Treasurer 	777 108th Ave NE, Suite 1200
			and Financial Principal			Bellevue, WA 98004

Allyn D. Close 		Director				777 108th Ave NE, Suite 1200
								Bellevue, WA 98004

Michael F. Murphy	Assistant Vice President and		777 108th Ave NE, Suite 1200
			 Chief Compliance Officer		Bellevue, WA 98004


Laurie A. Hubbard	Vice President				777 108th Ave NE, Suite 1200
								Bellevue, WA 98004


c.	During the fiscal year ended December 31, 2007, Symetra
	Securities, Inc. received $5,126,947 in commissions for the distribution of certain annuity contracts sold in connection with Registrant of which no payments were retained. Symetra Securities, Inc. did not receive any other compensation in connection with the sale of Registrant's contracts.

Item 30.  Location of Accounts and Records

Symetra Life Insurance Company at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004 maintains physical possession of the accounts, books or documents of the Separate Account required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 31.  Management Services

Not Applicable

Item 32.  Undertakings

1.	The Registrant hereby undertakes to:

	a.	File a post-effective amendment to this registration
		statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

	b.	Include either (1) as part of any application to purchase a
		contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or
		(2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

	c.	Deliver any Statement of Additional Information and any
		financial statements required to be made available under this Form promptly upon written or oral request.

Representations

1.	Registrant hereby represents that it is relying upon a No-Action
	Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

	a.	Include appropriate disclosure regarding the redemption
		restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

	b.	Include appropriate disclosure regarding the redemption
		restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

	c.	Instruct sales representatives who solicit participants to
		purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants; and

	d.	Obtain from each plan participant who purchases a Section 403(b)
		annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

2.	Symetra Life represents that the fees and charges deducted under the
	contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Symetra Life.

Item 33.  Fee Representation

Pursuant to the Investment Company Act of 1940, Symetra Life represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Symetra Life.

                                  SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Bellevue and State of Washington, on this 28th day of May, 2008.

					Symetra Separate Account C
					---------------------------------
						Registrant

				By:	Symetra Life Insurance Company
					-------------------------------------

				By:	 RANDALL H. TALBOT*
					-----------------------------
					Randall H. Talbot, President

					Symetra Life Insurance Company
					-------------------------------------
						Depositor

				By:	 RANDALL H. TALBOT*
					-------------------------------------
					Randall H. Talbot, President

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.  Those signatures with an asterisk indicate that the signature was supplied by a duly appointed attorney-in-fact under a valid
Power of Attorney which is incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 registration statement of Symetra Separate Account SL filed with the SEC on December 20, 2006
(File No. 333-136776).

NAME							TITLE
-----------------------------------------------------------------------------------------------


Allyn D. Close *				Director and Senior Vice President
-----------------------
Allyn D. Close


Jennifer V. Davies *				Director and Senior Vice President
----------------------
Jennifer V. Davies


Roger F. Harbin *				Director and Executive Vice President
--------------------
Roger F. Harbin


Margaret A. Meister *				Director, Chief Financial Operator and
---------------------------			Executive Vice President
Margaret A. Meister



Colleen M. Murphy *	                	Vice President, Controller, Treasurer and
-----------------------				Assistant Secretary
Colleen M. Murphy


/s/ George C. Pagos				Director, Senior Vice President, General Counsel and
----------------------				Secretary
George C. Pagos


Randall H. Talbot *				Director and President
------------------------
Randall H. Talbot